united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices)            (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
JOHNSON EQUITY INCOME FUND – JEQIX
JOHNSON OPPORTUNITY FUND – JOPPX
JOHNSON INTERNATIONAL FUND – JINTX
JOHNSON FIXED INCOME FUND – JFINX
JOHNSON MUNICIPAL INCOME FUND – JMUNX
December 31, 2022
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2022

LETTER FROM THE FUND PRESIDENT	DECEMBER 2022

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2022 Annual Report to Shareholders. On the following pages we have provided commentary on the performance of each of the Funds in 2022 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
Inflation Roils Markets
The onset of inflation sent a painful shudder through the stock and bond markets in 2022. For the first time in decades, inflation fears became a reality in the U.S. and around the world. It’s never pleasant, but on the heels of decades of low inflation and low interest rates, this year’s economic shift was an especially tough pill to swallow.
After years of little to no inflation, the whiplash from several concurring forces led to rising prices in 2021. At first, there was broad consensus that much of this inflation would prove temporary as supply chain dynamics and Covid irregularities unwound. Instead, prices kept rising. The Consumer Price Index rose from essentially zero in mid-2020 to as high as 9% by 2022.
The Federal Reserve jumped into action by aggressively raising interest rates to tame rising prices. The ultimate result was falling bond prices, rising mortgage rates, stock-market volatility with significant losses in some pockets, and great uncertainty about what lies ahead. In the end, 2022 was the worst year for the S&P 500 since 2008, and the first with double-digit losses since then.
The losses were broad with the exception of energy, which was boosted by the energy crisis created in part by the war in Ukraine and resulting sanctions. After years in the limelight, the larger growth-oriented stocks in the tech, consumer discretion, and communication services sectors were the big losers. The NASDAQ was the worst performer of the U.S. large cap indices, and the Dow Jones Industrial Average was the best.
The largest stocks in the market underperformed smaller peers in a reversal of a key theme of the prior decade’s bull market. An equal-weighted basket of the S&P 500 Index outperformed the market-cap weighted index by the largest margin since 2010. Higher quality stocks were especially rewarded relative to lower-quality peers.
International stocks also struggled. However, late in the year, foreign central banks began to ease off tightening policy, which allowed international indexes to recover some of their earlier losses. The MSCI Euro Index had its best quarter ever in the fourth quarter, gaining nearly 26%.
Bond Market Turbulence
The stock market receives most of the attention, but the big story in the financial markets in 2022 was the historically bad year for bonds. There simply is no modern comparison in terms of the speed and depth of losses in the bond market. The rapid interest rate increases from such a low starting point left little cushion for bond investors. Yields across maturities rocketed higher as the Fed raised its benchmark rate from zero to over 4% by year-end.
Rates rose faster on shorter-maturity bonds than longer maturities, which resulted in an inverted yield curve. This is often taken as a sure sign of a coming recession. Either way, it has made yields on short-term bonds and other savings vehicles much more attractive. Rising rates have a silver lining: bond investors can reinvest interest income and maturing bonds into higher-yielding bonds. It’s also important to note that if bonds are held to maturity, the price drops resulting from rising rates eventually disappear as the bond price returns to par. The paper losses bond investors have suffered this year ultimately will result in higher potential total returns going forward.
FOCUS SHIFTING FROM INFLATION TO ECONOMIC CONCERNS
The Fed’s aggressive moves to combat inflation have led to some slowing in price gains, but it has made clear there is further tightening to come. In his last press conference, Fed Chair Jerome Powell said, “by now, we expected to make faster progress on inflation than we have.”

1

LETTER FROM THE FUND PRESIDENT	DECEMBER 2022

Falling commodity prices, a slowing housing market, and a slowdown in manufacturing have eased some of the price pressures in the economy. Despite this, the Fed expects at least two more rate hikes in 2023. Wage gains remain strong, a key component to the overall inflation picture. As the potential end of the tightening cycle approaches, there is concern that the Fed might wait too long to reverse course or take rates too high. Historically this has typically been the case. The Fed, through its tightening, has consistently shown a propensity for sending the economy into a slowdown and even recession. In addition to other external shocks like commodity crises, terrorist attacks, etc. this is the most common cause of recession.
The market projects the peak Fed Funds rate to be roughly 5% in May 2023. The Fed is insisting it will keep rates higher through the end of 2023, but the market is pricing in rate cuts later in the year. The market believes the Fed’s strong stance against inflation will kick in, so much so that it will cause enough of a slowdown to lead to a pivot to financial easing.
DOWNSIDE RISK TO EARNINGS
Stock analysts have been aggressively slashing their earnings forecast as falling consumer confidence and higher interest rates have taken their toll. Analysts are projecting further decreases in corporate profits in 2023. The numbers are even worse when the energy sector is removed, which has propped up the overall index number with massive profit gains on the back of rising energy prices. Cost cutting and supply chain improvements have softened some of the blow, but earnings may not be supportive of stock market gains in 2023.
Looking Ahead
History shows that the stock market goes up more than it goes down. Back-to-back years of losses for stocks are rare, but it is certainly possible. Since 1928 the stock market has posted a negative return 25 times. On average the following year’s return was 12.6%, and was positive 17 out of 25 times. This is a good reminder that stocks often sprint lower before resuming their marathon climb higher in relatively short order.
Much will depend on the Fed’s course of action and the economic fallout in the coming months. The Fed has been vocal that its focus is on taming inflation regardless of stock market reactions. If inflation remains stubbornly high and markets continue to fall, we will have an opportunity to learn how willing the Fed is to stick to its word.
On the positive side, bulls point to slowing inflation, the Fed nearing the end of its hiking cycle, a strong labor market that could soften any economic blows and hopes for decent earnings. Bears are worried that stubborn inflation will force the Fed to remain restrictive, that earnings will come in worse than expected, and that central banks around the world will take things too far and break the economy. With all the focus on inflation and the Fed, we should also be reminded that what we don’t know is coming, good or bad, may end up determining the course of the market more than anything we do know about.

2

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – DECEMBER 31, 2022 UNAUDITED

The Johnson Equity Income Fund had a net total return of  -9.74% in 2022, outperforming the S&P 500 Index’s -18.11% return.
Index weakness for the year was fully attributed to declines in market valuations as high inflation and increases in interest rates pressured multiples across sectors. Stocks with the highest forward growth expectations and valuation multiples at the beginning of 2022 were among the worst performing stocks for the year. Communication Services, Information Technology, and Consumer Discretionary were the worst performing sectors for the year. Energy stocks stood out as a bright spot in a negative market, up more than 60% for the year, as earnings growth was very strong because of higher commodity prices.
Stock selection created the majority of the Fund’s outperformance, but it also benefitted from underweights in the worst performing sectors previously mentioned above. The Fund’s positive relative returns were driven as much by what we did not own as what we owned. In recent years, the Fund’s management team has grown increasingly concerned about the risks imbedded in the valuations of the largest growth stocks in the S&P 500 Index, as well as the overconcentration of the Index in these large growth stocks. For context, the largest five stocks’ weighting in the S&P 500 Index had increased to a record high of 23% at the start of 2022 which compares to approximately 18% around the peak of the 2000 market bubble. The management team’s concerns largely played out this past year as the high growth, mega cap winners of the last several years dragged down the overall index. Avoiding names such as Amazon, Tesla, Meta, Nvidia, and Netflix was beneficial to the Fund’s performance.
The Fund also benefitted materially from a few standout performers in the portfolio. In February 2022, TD Bank announced its intention to acquire Fund holding First Horizon National Corporation, which added more than 120 basis points to portfolio returns. Energy holdings Chevron and Williams increased 58% and 33%, respectively, adding over 130 basis points to returns. Looking at the entire S&P 500 universe of stocks, there were some meaningful style tailwinds based on the Fund’s investment philosophy. Stocks with lower valuations, higher dividend yields, and higher return characteristics outperformed in 2022.
In summary, 2022 was a challenging year for stock investors with many headwinds including the uncertainties of war and politics, higher inflation, higher interest rates, and increasing headlines about an impending recession. The brunt of the weakness in the stock market during the year was concentrated in the areas that were most expensive where the management team has had long-standing valuation concerns. Looking forward, the team believes much of the valuation-related risk has played out. The team’s attention is now focused on the potential risk to corporate earnings that could result from the increasing probability of a recession. Should that come to fruition, the Fund’s quality discipline should be beneficial as the Fund aims to invest in companies with more stable and consistent operating results throughout the business cycle. This quality discipline should continue to provide value to our shareholders.

$10,000 Initial Investment
Since December 31, 2012
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Equity Income Fund
S&P 500 Index

Average Annual Total Returns	as of December 31, 2022
	Equity Income Fund	S&P 500 Index
One Year	-9.74%	-18.11%
Three Years	8.47%	7.66%
Five Years	10.73%	9.42%
Ten Years	11.91%	12.56%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Technology	23.6%
Health Care	13.9%
Industrials	13.5%
Financial Services	11.7%
Consumer Staples	10.7%
Consumer Discretionary	7.6%
Utilities	5.4%
Energy	5.0%
Communication Services	3.9%
Real Estate	2.1%
Materials	1.6%
Cash Equivalents	0.9%
Other:
Net Other Assets (Liabilities)	0.1%
100.0%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Johnson Opportunity Fund	Performance Review – December 31, 2022 UNAUDITED

The Johnson Opportunity Fund had a net total return of  -12.46% in 2022, outperforming the Russell 2500 Index’s -18.37% return. The Fund has successfully exceeded this primary benchmark over the trailing 1-year, 3-year, 5-year, and 10-year time periods.
It was a historically challenging year for capital markets, with high inflation keeping monetary policy tight and interest rates high, which pressured valuation. While inflation helped many companies increase their profits coming out of the pandemic, earnings expectations turned lower in the second half of 2022. However, the Fund’s emphasis on higher quality companies continued to provide favorable positioning, as these companies tend to exhibit greater earnings resilience amid falling market expectations and cleaner balance sheets as credit continues to tighten. An overweight in sturdier midcap stocks was also beneficial to the strategy’s positioning.
Energy was a top performing sector throughout 2022, but the Fund was underweight in that sector. Most companies in SMID (small to mid) Cap Energy sector do not meet the Fund’s quality standards, and with standout positive sector returns of more than 50% for the year, the underweight more than offset what was otherwise effective sector allocation. However, excess returns generated by security selection were much greater, where the portfolio was able to provide relative outperformance in 8 of the 11 sectors. The Technology and Health Care sector had particularly good security selection, in large part by avoiding some of the more speculative stocks that were most pressured by a severe growth stock selloff in 2022.
The Fund’s top performer was First Horizon Corp., which agreed in the first quarter to be acquired at a sizeable premium by Toronto-Dominion Bank. Fair Isaac, a software company known for its FICO score service, also was an outsized contributor, benefitting from a surprise positive earnings guidance. Other top performers included Applied Industrial Technologies, Everest Reinsurance Group, and Collegium Pharmaceutical. The Fund’s worst performer was Signature Bank New York, which has a strong position in digital asset deposits and was down sharply in association with a cryptocurrency selloff. Other significant performance detractors included Gorman Rupp, Sleep Number, Charles River Laboratories, and SiteOne Landscape Supply.
The management team is taking a cautious approach to forecasting how company performance might unfold in 2023. Consensus expectations for 2023 still optimistically show double-digit EPS growth for SMID Cap companies. However, the falling revisions indicate that an earnings recession is not out of the question in 2023 if the economy slows too much. Encouragingly, the market is priced to doubt the rosy growth outlook as the Russell 2500 forward P/E is trading at approximately a 15% discount to its own 20-year average, and an even steeper discount of nearly 25% when compared to the large-cap S&P 500 P/E.
Back-to-back negative return years are rare — it hasn’t happened in twenty years — and the market is aware of the risk of an economic slowdown in 2023. Valuation is more reasonable now after the multiple compression, yet emphasis on earnings consistency is still a high priority for the team in what is likely to become a more difficult operating environment for companies.

$10,000 Initial Investment
Since December 31, 2012
35,000
30,000
25,000
20,000
15,000
10,000
5,000
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Opportunity Fund
Russell 2500 Index

Average Annual Total Returns	as of December 31, 2022
	Opportunity Fund	Russell 2500 Index
One Year	-12.46%	-18.37%
Three Year	7.23%	5.00%
Five Years	6.36%	5.89%
Ten Years	10.54%	10.03%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Industrials	20.7%
Technology	19.9%
Financial Services	14.2%
Health Care	12.5%
Materials	8.5%
Real Estate	7.2%
Consumer Discretionary	6.4%
Utilities	4.4%
Energy	2.4%
Consumer Staples	2.3%
Communications	1.3%
Cash Equivalents	0.2%
Other:
Net Other Assets (Liabilities)	0.0%
100.0%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson International Fund	Performance Review – December 31, 2022 UNAUDITED

The Johnson International Fund had a total net return of  -13.30% in 2022, outperforming the MSCI ACWI ex-US Index’s -16.00% return.
It was a challenging year for global capital markets with geopolitical risks flaring and interest rates rising. A war between Russia and Ukraine along with new COVID restrictions in China frayed global trade and exacerbated the supply chain problems that had been persisting. In the face of high inflation, central banks kept monetary policy tight and interest rates high, pressuring valuation. International stocks outperformed U.S. stocks by the most since 2005 in local currency terms, but a strong dollar negated most of that advantage for unhedged U.S. investors.
The Fund benefitted from a tilt toward developed markets, which outperformed the more volatile emerging markets. An overweight position to Europe and underweight to Asia especially helped relative performance. Even with unfavorable currency headwinds, Europe outperformed the rest of the world’s regions given its cheaper valuation and sturdier earnings growth profile. A below benchmark exposure to the China and South Korea markets, which were down more than 20% each, was additive to relative performance.
Sector composition can also impact international versus domestic stock return comparisons. For example, U.S. markets have a Technology weight that is more than two times the foreign market weight in that high growth sector. The largest sector in the international market is Financials, which tends to give foreign stocks more of a value style tilt. That characteristic was in favor in 2022, and the Fund’s quality value approach effectively limited exposure to high growth stocks, which were aggressively revalued lower by the market, in favor of stocks with more value appeal.
Energy was a top performing sector throughout 2022. Four of the Fund’s top five performing stocks in 2022 were Energy stocks, including Woodside Energy Group Ltd., Equinor ASA, BP plc, and TotalEnergies SE — all with positive returns of 30% or more. Other Fund winners included stocks within the industries of aerospace & defense, metals & mining, and banks.
Russian oil and gas companies, Lukoil and Gazprom, were the Fund’s worst performers as the war in Ukraine led to severe sanctions being placed on Russia by a coalition of Western countries. Unfortunately, this quickly erased most of the market value from those holdings. Additional bottom performers included consumer product stocks and Taiwan semiconductor stocks.
International equities offer a compelling relative valuation opportunity for global investors with a P/E ratio that is trading at approximately a 30% discount to the U.S. market and a dividend yield that is more than 100 basis points higher. To capitalize on this valuation gap and sustain the performance advantage that began in the fourth quarter of 2022, international investors would likely need to see weakness in the U.S. Dollar and positive relative earnings growth. Given a volatile geopolitical environment and rising global economic risk, valuation might be an important factor as risk continues to be repriced.

$10,000 Initial Investment
Since December 31, 2012
20,000
17,000
14,000
11,000
8,000
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson International Fund
MSCI ACWI ex US

Average Annual Total Returns	as of December 31, 2022
	International Fund	MSCI ACWI ex US Index
One Year	-13.30%	-16.00%
Three Years	0.55%	0.07%
Five Years	1.85%	0.88%
Ten Years	3.75%	3.80%
Asset Allocation by Country**	as of December 31, 2022
Japan	14.06%	Australia	3.41%
United Kingdom	11.24%	Taiwan	3.27%
Canada	9.51%	India	2.93%
France	9.00%	Brazil	2.69%
Switzerland	8.64%	Mexico	2.62%
Other*	7.89%	South Africa	2.17%
China	6.81%	Denmark	2.14%
Germany	6.46%	South Korea	1.90%
Hong Kong	3.71%	Spain	1.55%

*
Countries in “Other” category include: Belgium, Israel, Italy, Netherlands, Norway, Philippines, Singapore, and Sweden.

**
The percentages in this table are based on the Fund’s total investments.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

Johnson Fixed Income Fund	Performance Review – December 31, 2022 UNAUDITED

The Johnson Fixed Income Fund provided a total return of  -14.21% during 2022, compared to a -13.01% return for the Bloomberg US Aggregate Bond Index.
Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. While interest rates moved sharply higher across all maturities during 2022, a divergence between short-term and long-term rates emerged during the second half of the year. As the Fed continued to push forward with increasing short-term rates, concerns over a slowing economy caused long-term interest rates to moderate, resulting in the deepest inversion of the yield curve since 2000. As a result, the 10-year Treasury rose 273 basis points to a peak of 4.24% during October before settling at 3.88% at year end. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the year. This was partially offset, however, by the Fund’s more barbelled yield curve exposure, which benefited from yield curve flattening.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Credit spreads widened considerably during the first part of 2022, peaking at 165 basis points in October. However, softer than expected inflation readings during the final quarter of the year helped reassure the market that the Fed may slow its pace of tightening. As a result, interest rates fell, and credit spreads narrowed. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 38 basis points wider. As a result, the Fund’s emphasis on corporate bonds relative to its benchmark was a headwind to relative performance but was partially offset by positive security selection. Finally, Agency Mortgage-backed Securities (“MBS”) posted their worst annual excess returns since the Great Financial Crisis. As a result, our underweight to the MBS sector was a tailwind to performance.
Despite the worst year on record for the Bloomberg Aggregate Bond Index, investors have plenty to be optimistic about. Yields on most bond indices finished the year at or near their highest levels since 2008. As a result, bonds should be well positioned to regain their position as a reliable hedge to riskier assets and once again provide investors with meaningful current income. While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to actively reduce weight in tighter trading corporate bonds in order to position the portfolio with a more defensive stance. Finally, as economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the market cycle in 2023, the Fund’s quality-focused investment discipline should be well positioned to withstand ongoing uncertainty.

$10,000 Initial Investment
Since December 31, 2012
14,000
12,500
11,000
9,500
8,000
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Fixed Income Fund
Bloomberg US Aggregate Bond Index

Average Annual Total Returns	as of December 31, 2022
	Fixed Income Fund	Bloomberg Aggregate Bond Index
One Year	-14.21%	-13.01%
Three Years	-3.24%	-2.71%
Five Years	-0.48%	0.02%
Ten Years	0.80%	1.06%
Holdings by Industry Sector
Sector Allocation	% of Net Assets
US Govt Treasury Obligations	28.2%
Bank & Finance	21.3%
Industrial	18.5%
US Agency Obligations Mortgage Backed	16.0%
Utilities	11.7%
Taxable Municipal	2.5%
Preferred Stocks	0.7%
Cash Equivalents	0.5%
Other:
Net Other Assets (Liabilities)	0.6%
100.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Aggregate Bond Index. The Bloomberg Aggregate Bond Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Municipal Income Fund	Performance Review – December 31, 2022 UNAUDITED

The Johnson Municipal Income Fund provided a total return of  -8.10% during 2022 compared to -8.53% for the Bloomberg Barclays Municipal Bond Index.
After rising slightly throughout 2021, municipal bond yields rose sharply across every tenor of the curve in 2022 as the Federal Reserve (“Fed”) embarked on an aggressive rate-hiking path to restore price stability and tame inflation, increasing the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. Tax-exempt municipal bonds outperformed other fixed-income products as municipal bond yields rose to a lesser degree relative to U.S. treasury yields. However, municipal bond mutual funds experienced their largest outflow cycle since 1992 as outflows surpassed $150 billion, a result of rising interest rate fears along with tax-loss harvesting activity. New municipal bond issuance in 2022 remained below that of 2021 along with the trailing five-year average as issuers were reluctant to issue debt amidst the volatile interest rate environment and lackluster investor demand. Lowest quality issuers and longer maturity bonds underperformed the general market as investors sought to insulate portfolios from adverse rate and spread moves. As a result, the Fund’s focus on higher-quality securities along with its shorter duration positioning relative to its benchmark contributed to its outperformance during the year. Despite the underperformance of low-quality bonds, we maintain a high-quality focus as these securities remain expensive relative to prior periods.
Investor sentiment regarding municipal credit health remained optimistic thanks to the tailwinds of strong tax revenue collection growth from pre-pandemic levels, a resilient housing market, and strong labor market. However, there does remain a degree of uncertainty for lower quality and economically sensitive revenue-dependent municipal issuers as weakening economic conditions and higher interest rates could result in a slowing of revenue collections, which would put pressure on municipal credit health. States’ balance sheets remain robust while other municipalities have enjoyed boosts to tax-revenue collections, well positioning higher quality municipalities for a potential economic slowdown. The Fund avoids economically sensitive securities by maintaining a strict focus on high quality municipal issuers. Over 68% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer and sector. Approximately 23% of the Fund’s assets are issued in states other than Ohio.
2022 was a year of transition as markets digested policy makers’ rapid change from the pandemic’s ultra-easy monetary policy to tightening policy in the face of persistent inflation. Looking forward to next year, higher interest rates have improved the outlook for fixed income returns, and inflation risk is likely to give way to economic risk as investors assess the impact of aggressive monetary policy tightening on the economy. And as we enter a new phase of the cycle in 2023, we continue to position portfolios modestly long duration relative to the benchmark and reiterate our discipline to remain overweight high-quality bonds in stable cash flow sectors to limit the Fund’s exposure to spread volatility and to withstand any ongoing economic uncertainty. We believe bonds are well positioned to regain their position as a reliable hedge to risk assets and once again provide investors with meaningful current income.

$10,000 Initial Investment
Since December 31, 2012
14,000
13,000
12,000
11,000
10,000
9,000
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Municipal Income Fund
Bloomberg Municipal Bond Index
Bloomberg Municpal Bond Five-Year G.O. Index

Average Annual Total Returns	as of December 31, 2022
	Municipal Income Fund	Bloomberg Municipal Bond Index	Bloomberg Municipal Bond: 5 Year GO Index
One Year	-8.10%	-8.53%	-5.02%
Three Years	-1.04%	-0.77%	-0.22%
Five Years	0.65%	1.25%	1.27%
Ten Years	1.26%	2.13%	1.46%
Holdings by State of Issuance
Ohio	77.20%	Pennsylvania	0.90%
Kentucky	5.80%	Florida	0.60%
Missouri	3.50%	South Carolina	0.60%
N/A	2.50%	Alabama	0.50%
Colorado	2.20%	Georgia	0.50%
Indiana	1.70%	Virginia	0.50%
Washington	1.50%	Michigan	0.40%
Texas	1.30%	North Dakota	0.30%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited and represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Bloomberg Municipal Bond Index nor in the Bloomberg Municipal Bond Five Year GO Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Municipal Bond Index is the primary benchmark, and the Barclays Capital Five Year General Obligation Municipal Bond Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

7

EQUITY INCOME FUND	Portfolio of Investments as of December 31, 2022

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	126,812	$11,188,623
Comcast Corp. – Class A	177,800	6,217,666
Walt Disney Co.*	44,850	3,896,568
3.9% – Total For Communication Services		$21,302,857
Lowe’s Companies Inc.	57,000	11,356,680
McDonald’s Corp.	45,100	11,885,203
Nike Inc. – Class B	58,599	6,856,669
TJX Companies Inc.	145,385	11,572,646
7.6% – Total For Consumer Discretionary		$41,671,198
Coca Cola Co.	208,920	13,289,401
Dollar General Corp.	47,000	11,573,750
Pepsico Inc.	35,200	6,359,232
Procter & Gamble Co.	36,690	5,560,736
Unilever PLC ADR	225,000	11,328,750
Walmart Inc.	75,555	10,712,944
10.7% – Total For Consumer Staples		$58,824,813
Chevron Corp.	76,260	13,687,907
Williams Companies Inc.	425,000	13,982,500
5.0% – Total For Energy		$27,670,407
Axis Capital Holdings Ltd.	356,550	19,314,313
M&T Bank Corp.	76,000	11,024,560
Marsh & McLennan Companies Inc.	71,800	11,881,464
Nasdaq Inc.	169,300	10,386,555
Willis Towers Watson PLC	50,070	12,246,121
11.7% – Total For Financial Services		$64,853,013
Abbott Laboratories	110,018	12,078,876
Danaher Corp.	64,943	17,237,171
Medtronic PLC	146,336	11,373,234
UnitedHealth Group Inc.	23,300	12,353,194
Zimmer Biomet Holdings	98,600	12,571,500
Zoetis Inc.	76,192	11,165,938
13.9% – Total For Health Care		$76,779,913
Amphenol Corp – Class A	150,800	11,481,912
Honeywell International Inc.	53,350	11,432,905
Hubbell Inc.	22,800	5,350,704
Illinois Tool Works Inc.	52,000	11,455,600
Nordson Corp.	53,700	12,765,564
nVent Electric PLC	288,300	11,090,901
Waste Management Inc.	68,600	10,761,968
13.5% – Total For Industrials		$74,339,554
PPG Industries, Inc.	69,495	8,738,301
1.6% – Total For Materials		$8,738,301
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	41,790	$11,151,244
Adobe Inc.*	33,960	11,428,559
Analog Devices, Inc.	108,000	17,715,240
Apple Inc.	85,260	11,077,832
Fidelity National Information Services Inc.	158,500	10,754,225
Intuit Inc.	27,850	10,839,777
Mastercard Inc.- Class A	32,350	11,249,065
Microsoft Corp.	70,170	16,828,169
S&P Global Inc	34,757	11,641,510
VISA Inc. – Class A	83,900	17,431,064
23.6% – Total For Technology		$130,116,685
American Tower Corp.	54,987	11,649,546
2.1% – Total For Real Estate		$11,649,546
Alliant Energy Corp.	213,865	11,807,487
American Electric Power	191,000	18,135,450
5.4% – Total For Utilities		$29,942,937
Total Common Stocks 99.0%		$545,889,224
(Identified Cost $425,581,132)
Cash Equivalents
First American Government Obligation Fund, Class Z**	5,031,883	5,031,883
Total Cash Equivalents 0.9%		$5,031,883
(Identified Cost $5,031,883)
Total Portfolio Value 99.9%		$550,921,107
(Identified Cost $430,613,015)
Assets in Excess of Other Liabilities 0.1%		$349,187
Total Net Assets 100.0%		$551,270,294

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

8

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2022

Common Stocks	Shares	Fair Value
New York Times Co – Class A	46,600	$1,512,636
1.3% – Total For Communications		$1,512,636
BorgWarner Inc.	19,600	788,900
Floor & Decor Holdings Inc.	13,600	946,968
LKQ Corp.	40,100	2,141,741
NVR Inc.	350	1,614,403
Steven Madden LTD	20,500	655,180
Williams-Sonoma Inc.	10,900	1,252,628
6.4% – Total For Consumer Discretionary		$7,399,820
BJs Wholesale Club Holdings Inc.*	28,700	1,898,792
Reynolds Consumer Product Inc.	26,800	803,464
2.3% – Total For Consumer Staples		$2,702,256
DT Midstream	25,000	1,381,500
World Fuel Services Corp.	48,500	1,325,505
2.4% – Total For Energy		$2,707,005
American Financial Group Inc.	15,000	2,059,200
Arrow Financial Corp.	53,978	1,829,854
Axis Capital Holdings Ltd.	36,700	1,988,039
Diamond Hill Investment Group Inc.	4,900	906,598
Everest Re Group Ltd.	6,500	2,153,255
Farmers National Banc Corp.	130,400	1,841,248
SEI Investments Co.	35,100	2,046,330
Signature Bank	11,700	1,348,074
Wintrust Financial Corp.	26,300	2,222,876
14.2% – Total For Financial Services		$16,395,474
Catalent Inc.*	20,200	909,202
Charles River Laboratories International Inc.*	5,500	1,198,450
Chemed Corp.	4,200	2,143,806
Collegium Pharmaceutical Inc.*	81,400	1,888,480
Globus Medical Inc. – Class A*	26,100	1,938,447
LeMaitre Vascular Inc.	28,100	1,293,162
Repligen Corp.	9,900	1,676,169
Universal Health Services Inc. – Class B	13,400	1,887,926
US Physical Therapy Inc.	18,400	1,490,952
12.5% – Total For Health Care		$14,426,594
AMN Healthcare Services Inc.*	20,000	2,056,400
Applied Industrial Technologies Inc.	19,700	2,482,791
Comfort Systems USA Inc.	7,200	828,576
Donaldson Company Inc.	29,100	1,713,117
Gorman-Rupp Co.	50,500	1,293,810
Hubbell Inc.	4,800	1,126,464
IDEX Corp.	6,900	1,575,477
Common Stocks	Shares	Fair Value
Littelfuse Inc.	6,900	$1,519,380
Nordson Corp.	9,300	2,210,796
nVent Electric PLC	54,300	2,088,921
Siteone Landscape Supply	10,700	1,255,324
A.O. Smith Corp.	36,200	2,072,088
Watsco Inc.	6,700	1,670,980
Watts Water Tech Inc. – Class A	12,500	1,827,875
20.7% – Total For Industrials		$23,721,999
Avery Dennison Corp.	11,600	2,099,600
H.B. Fuller Co.	22,300	1,597,126
Hawkins Inc.	40,000	1,544,000
RPM International Inc.	15,600	1,520,220
Sonoco Products Co.	26,700	1,620,957
UFP Industries Inc.	18,000	1,426,500
8.5% – Total For Materials		$9,808,403
Amdocs Ltd.	14,200	1,290,780
Bentley Systems Inc.	34,800	1,286,208
Black Knight Inc.*	18,800	1,160,900
Blackbaud Inc.*	23,800	1,400,868
CACI International Inc.*	5,300	1,593,127
Fair Isaac Corp.*	2,100	1,257,018
Globant S.A*	4,800	807,168
ICF International Inc.	8,700	861,735
Jack Henry & Assoc. Inc.	8,400	1,474,704
Leidos Holdings Inc.	19,700	2,072,243
Lumentum Holdings Inc.*	14,700	766,899
Maximus Inc.	22,800	1,671,924
On Semiconductor Corp.*	17,300	1,079,001
Paylocity Holding Corp.*	6,900	1,340,394
PTC Inc.*	9,200	1,104,368
Sapiens International Corp	71,000	1,312,080
Tyler Technologies Inc.*	5,000	1,612,050
Wex Inc.*	4,900	801,885
19.9% – Total For Technology		$22,893,352
Camden Property Trust	6,400	716,032
Community Healthcare Trust	49,300	1,764,940
Equity Lifestyle Properties Inc.	24,600	1,589,160
Jones Lange Lasalle Inc.	8,800	1,402,456
National Retail Properties Inc.	34,400	1,574,144
Stag Industrial Inc.	37,400	1,208,394
7.2% – Total For Real Estate		$8,255,126
Atmos Energy Corp.	14,500	1,625,015
Portland General Electric Co.	32,200	1,577,800
Unitil Corp.`	35,700	1,833,552
4.4% – Total For Utilities		$5,036,367
Total Common Stocks 99.8%		$114,859,032
(Identified Cost $101,589,286)

The accompanying notes are an integral part of these financial statements.

9

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2022

Shares		Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	240,560	$240,560
Total Cash Equivalents 0.2%		$240,560
(Identified Cost $240,560)
Total Portfolio Value 100.0%		$115,099,592
(Identified Cost $101,829,846)
Liabilities in Excess of Other Assets (0.0)%		$(7,876)
Total Net Assets 100.0%		$115,091,716

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

10

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2022

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	24,800	$116,808
0.5% – Total For Financial Services		$116,808
Total Preferred Stocks 0.5%		$116,808
(Identified Cost $129,573)
Common Stocks
Baidu, Inc. ADR*	1,200	137,256
Deutsche Telekom AG ADR	7,100	141,858
KDDI Corp. ADR	22,600	341,486
Orange ADR	7,500	74,100
PLDT Inc. ADR	5,600	127,680
Publicis Groupe SA ADR	27,800	441,186
RTL Group SA ADR	15,000	63,138
SK Telecom Co. Ltd. ADR	4,600	94,714
Telenor ASA ADR	9,600	89,160
Tencent Holdings Ltd. ADR	6,800	288,048
WPP PLC ADR	1,800	88,488
8.8% – Total For Communications		$1,887,114
Adidas AG ADR	600	40,644
Alibaba Group Holdings ADR*	1,600	140,944
Bridgestone ADR	8,200	144,566
Bunzl PLC ADR	7,700	254,561
CIE Financiere Richemont AG ADR	22,000	283,580
Daimler AG ADR	3,600	235,440
Daimler Truck AG ADR*	2,200	33,858
Honda Motor Co. Ltd. ADR	5,500	125,730
JD.com Inc. ADR*	1,700	95,421
Magna International Inc.	6,000	337,080
Toyota Motor Corp. ADR	1,100	150,238
8.6% – Total For Consumer Discretionary		$1,842,062
Danone ADR	6,184	65,025
Itochu Corp. ADR	3,700	231,250
L’Oreal ADR	2,800	199,486
Nestle SA ADR	2,800	322,952
Reckitt Benckiser Group PLC ADR	5,900	83,131
Shoprite Holdings Ltd. ADR	32,100	405,423
Unilever PLC ADR	9,200	463,220
Wal-Mart De Mexico SAB de CV ADR	10,600	372,696
10.0% – Total For Consumer Staples		$2,143,183
BP PLC ADR	2,298	80,269
Daqo New Energy Corp.	2,700	104,247
Equinor ASA ADR	4,000	143,240
Shell PLC F Shares ADR	4,600	261,970
Gazprom*(a)	14,000	140
Common Stocks	Shares	Fair Value
TotalEnergies SE ADR	2,352	$146,012
Woodside Energy Group Ltd.	7,599	183,972
4.3% – Total For Energy		$919,850
Admiral Group PLC ADR	8,200	208,444
Allianz SE ADR	10,700	229,515
Banco Bradesco ADR	21,678	62,433
Banco Santander SA ADR	37,155	109,607
Bank of Montreal	1,240	112,344
Barclays PLC ADR	15,000	117,000
BNP Paribas ADR	4,000	113,880
China Construction Bank ADR	23,000	285,660
Deutsche Boerse AG ADR	7,000	120,120
Industrial and Commercial Bank Of China Ltd. ADR	33,800	344,084
KB Financial Group Inc. ADR	2,400	92,784
Legal and General Group PLC ADR	5,000	75,550
Manulife Financial Corp.	7,720	137,725
Mitsubishi UFJ Financial Group Inc. ADR	40,000	266,800
National Australia Bank ADR	8,700	88,479
Orix Corp. ADR	2,450	197,274
Royal Bank of Canada	1,900	178,638
Sumitomo Mitsui Financial Group Inc. ADR	67,600	542,152
Tokio Marine Holdings Inc. ADR	18,900	405,027
Toronto Dominion Bank	2,700	174,852
United Overseas Bank Ltd. ADR	4,100	187,780
Zurich Insurance Group Ltd. ADR	3,240	155,018
19.6% – Total For Financial Services		$4,205,166
Alcon Inc.	3,796	260,216
Astellas Pharma Inc. ADR	17,600	266,816
Bayer AG ADR	10,700	137,602
Dr. Reddy’s Laboratories Ltd. ADR	3,340	172,845
Novartis AG ADR	2,480	224,986
Novo Nordisk AS ADR	3,700	500,758
Roche Holdings Ltd. ADR	10,500	411,075
Sanofi ADR	2,000	96,860
Takeda Pharmaceutical Co. ADR	9,340	145,704
Taro Pharmaceuticals Ltd.*	3,000	87,120
10.7% – Total For Health Care		$2,303,982
ABB Ltd. ADR	2,900	88,334
Atlas Copco AB ADR	28,400	335,120
Accelleron Industries	145	2,958
BAE Systems PLC ADR	3,800	160,151
Canadian National Railway Co.	1,400	166,432

The accompanying notes are an integral part of these financial statements.

11

INTERNATIONAL FUND	Portfolio of Investments as of December 31, 2022

Common Stocks	Shares	Fair Value
Compass Group PLC ADR	6,500	$151,255
Schneider Electric SE ADR	16,700	466,932
Sensata Technologies Holding NV*	2,200	88,836
Siemens AG ADR	1,800	123,822
7.4% – Total For Industrials		$1,583,840
Air Liquide SA ADR	5,025	142,120
BASF SE ADR	7,400	91,109
BHP Billiton Ltd. ADR	5,400	335,070
Cemex ADR*	30,300	122,715
CIA Siderurcgica NACL ADR	57,100	157,596
Newcrest Mining Ltd. ADR	10,900	152,600
Nitto Denko Corp. ADR	6,900	198,237
Posco ADR	4,200	228,774
Rio Tinto PLC ADR	1,570	111,784
Vale SA ADR	9,600	162,912
7.9% – Total For Materials		$1,702,917
Cap Gemini SA ADR	4,000	133,360
ASML Holdings	360	196,704
CGI Group Inc.*	5,100	439,263
Infosys Ltd. ADR	20,100	362,001
Lenovo Group Ltd. ADR	24,800	401,512
Open Text Corp.	11,500	340,860
Relx PLC ADR	4,200	116,424
SAP SE ADR	2,200	227,018
Sony Group Corp. ADR	4,500	343,260
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,300	320,307
United Microelectronics ADR	55,700	363,721
15.1% – Total For Technology		$3,244,430
Sun Hung Kai Properties Ltd. ADR	27,600	374,532
1.7% – Total For Real Estate		$374,532
Enel SpA ADR	33,700	179,958
Iberdrola SA ADR	5,000	233,800
National Grid PLC ADR	1,629	98,261
SSE PLC ADR	4,000	82,280
2.8% – Total For Utilities		$594,299
Total Common Stocks 96.9%		$20,801,375
(Identified Cost $16,972,036)
	Shares	Fair Value
Cash Equivalents
First American Government Obligation Fund, Class Z**	501,824	$501,824
Total Cash Equivalents 2.3%		$501,824
(Identified Cost $501,824)
Total Portfolio Value 99.7%		$21,420,007
(Identified Cost $17,603,433)
Other Assets in Excess of Liabilities 0.3%		$54,358
Total Net Assets 100.0%		$21,474,365

*
Non-income producing security.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

(a)
This security is currently restricted from trading and is valued using Level 3 inputs as of December 31, 2022.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

12

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	1.650%	11/04/2026	2,870,000	$2,543,526
American Express Co.	2.550%	03/04/2027	4,011,000	3,652,645
AON PLC	3.500%	06/14/2024	1,320,000	1,289,072
AON PLC	3.750%	05/02/2029	7,846,000	7,262,564
Bank of America Corp.	3.248%	10/21/2027	20,000,000	18,484,940
Essex Portfolio LP	3.625%	05/01/2027	2,298,000	2,154,717
Fifth Third Bancorp	4.300%	01/16/2024	13,815,000	13,683,150
Huntington Bancshares	2.550%	02/04/2030	5,628,000	4,629,345
Huntington Bancshares	4.443%	08/04/2028	8,500,000	8,078,783
Huntington Bancshares	2.625%	08/06/2024	3,045,000	2,924,089
JP Morgan Chase & Co.	4.493%	03/24/2031	20,555,000	19,222,563
Keycorp	2.550%	10/01/2029	6,430,000	5,416,703
Keycorp	4.100%	04/30/2028	8,300,000	7,891,441
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	14,237,000	13,761,214
Morgan Stanley	3.700%	10/23/2024	5,154,000	5,034,324
Morgan Stanley	4.000%	07/23/2025	4,500,000	4,397,427
PNC Financial Services	3.450%	04/23/2029	8,500,000	7,789,043
PNC Financial Services	3.900%	04/29/2024	5,991,000	5,920,252
Prologis Inc.	3.875%	09/15/2028	3,470,000	3,282,308
Suntrust Banks Inc.	4.000%	05/01/2025	3,000,000	2,936,979
Truist Bank	2.250%	03/11/2030	14,716,000	11,882,199
US Bancorp	3.000%	07/30/2029	19,180,000	16,841,306
US Bancorp	4.967%	07/22/2033	2,000,000	1,901,198
Wells Fargo & Co.	4.100%	06/03/2026	9,500,000	9,179,033
Wells Fargo & Co.	4.300%	07/22/2027	9,600,000	9,245,933
21.3% – Total For Corporate Bonds: Bank and Finance				$189,404,754
Becton Dickinson & Co.	3.700%	06/06/2027	9,500,000	8,986,544
Becton Dickinson & Co.	2.823%	05/20/2030	1,000,000	857,199
CVS Health Corp.	3.750%	04/01/2030	4,000,000	3,630,220
CVS Health Corp.	4.300%	03/25/2028	10,898,000	10,541,156
Dover Corp.	2.950%	11/04/2029	8,323,000	7,234,368
Dover Corp.	3.150%	11/15/2025	2,802,000	2,667,751
Emerson Electric Co.	1.800%	10/15/2027	5,690,000	4,972,024
Emerson Electric Co.	1.950%	10/15/2030	1,000,000	809,699
Emerson Electric Co.	2.200%	12/21/2031	6,000,000	4,850,178
Enterprise Products	4.150%	10/16/2028	11,617,000	10,999,673
Home Depot Inc.	3.250%	04/15/2032	10,570,000	9,395,810
Johnson Controls International PLC	3.900%	02/14/2026	5,430,000	5,270,450
Kroger Co.	2.200%	05/01/2030	1,000,000	809,162
Kroger Co.	3.500%	02/01/2026	8,850,000	8,448,325
Lowes Cos. Inc.	4.500%	04/15/2030	15,817,000	15,157,036
McDonald’s Corp.	3.600%	07/01/2030	11,000,000	10,092,489
Roper Technologies Inc.	2.950%	09/15/2029	11,360,000	9,852,164
Starbucks Corp.	2.250%	03/12/2030	2,621,000	2,177,259
Starbucks Corp.	3.550%	08/15/2029	15,000,000	13,826,325
Verizon Communication Inc.	4.016%	12/03/2029	18,390,000	17,210,337
Xylem Inc.	1.950%	01/30/2028	1,535,000	1,318,909
Walt Disney Co.	3.800%	03/22/2030	17,000,000	15,821,679
18.5% – Total For Corporate Bonds: Industrial				$164,928,757
The accompanying notes are an integral part of these financial statements.

13

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	2,000,000	$1,853,214
Berkshire Hathaway Energy Co.	3.700%	07/15/2030	2,900,000	2,654,773
Duke Energy Corp.	2.450%	06/01/2030	11,000,000	9,056,036
Duke Energy Corp.	2.650%	09/01/2026	6,000,000	5,543,124
Eversource Energy	1.650%	08/15/2030	232,000	180,457
Eversource Energy	3.300%	01/15/2028	6,440,000	5,940,443
Eversource Energy	4.250%	04/01/2029	11,229,000	10,611,529
Georgia Power Co.	2.200%	09/15/2024	260,000	247,798
Georgia Power Co.	2.650%	09/15/2029	17,141,000	14,614,948
Interstate Power & Light Co.	2.300%	06/01/2030	4,920,000	4,003,099
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	953,268
Interstate Power & Light Co.	4.100%	09/26/2028	11,880,000	11,308,786
National Rural Utility Cooperative Finance Corp.	2.400%	03/15/2030	15,950,000	13,249,537
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	335,000	310,577
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,382,896
Virginia Electric & Power Co.	3.500%	03/15/2027	2,845,000	2,694,878
Xcel Energy Inc.	3.300%	06/01/2025	1,201,000	1,152,496
Xcel Energy Inc.	3.400%	06/01/2030	3,750,000	3,344,797
Xcel Energy Inc.	4.000%	06/15/2028	15,182,000	14,542,428
11.7% – Total For Corporate Bonds: Utilities				$104,645,084
51.5% Total For Corporate Bonds				$458,978,595
United States Government Treasury Obligations
Treasury Bond	2.375%	02/15/2042	33,000,000	25,214,079
Treasury Bond	2.500%	02/15/2045	45,500,000	34,366,741
Treasury Bond	2.500%	05/15/2046	23,500,000	17,606,646
Treasury Bond	2.000%	02/15/2050	26,625,000	17,676,497
Treasury Note	2.125%	11/30/2023	16,500,000	16,113,933
Treasury Note	2.250%	08/15/2027	2,000,000	1,849,844
Treasury Note	4.000%	11/15/2032	4,000,000	4,080,000
Treasury Note	3.125%	11/15/2028	5,000,000	4,767,190
Treasury Note	1.500%	02/15/2030	39,000,000	33,223,125
Treasury Note	1.375%	11/15/2031	15,500,000	12,622,812
Treasury Note	2.875%	05/15/2032	63,000,000	58,078,125
Treasury Note	2.750%	08/15/2047	32,000,000	25,104,992
28.2% – Total For United States Government Treasury Obligations				$250,703,984
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	2.435%	04/01/2042	173,755	171,577
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	3.223%	04/01/2033	18,477	18,391
FHLMC Pool A89335	5.000%	10/01/2039	64,024	64,787
FHLMC Pool C01005	8.000%	06/01/2030	565	609
FHLMC Pool G06616	4.500%	12/01/2035	209,331	206,636
FHLMC Pool G08068	5.500%	07/01/2035	457,183	469,006
FHLMC Pool G18642	3.500%	04/01/2032	1,641,491	1,590,167
FHLMC Pool G18667	3.500%	10/01/2032	818,989	793,382
FHLMC Pool G30933	4.000%	01/01/2036	7,121,672	6,915,407
FHLMC Pool G31087	4.000%	07/01/2038	1,203,196	1,171,609
FHLMC Pool SC0047	3.000%	01/01/2040	13,595,778	12,512,738
FHLMC Pool ZA3721	3.000%	06/01/2029	5,109,923	4,923,630
FHLMC Series 2877 Class AL	5.000%	10/15/2024	17,422	17,349
FHLMC Series 2985 Class GE	5.500%	06/15/2025	26,450	26,430
The accompanying notes are an integral part of these financial statements.

14

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	677,159	$691,041
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	440,705	444,058
FHLMC Series 3946 Class LN	3.500%	04/15/2041	130,737	126,596
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	410,192	397,446
FHLMC Series 4180 Class ME	2.500%	10/15/2042	958,453	895,242
FHLMC Series 4287 Class AB	2.000%	12/15/2026	452,328	428,959
FHLMC Series 4517 Class PC	2.500%	05/15/2044	688,678	646,385
FHLMC Series 4567 Class LA	3.000%	08/15/2045	134,092	124,555
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,187,223	1,095,211
FHLMC Series 4689 Class DA	3.000%	07/15/2044	339,754	326,742
FHLMC Series 4709 Class EA	3.000%	01/15/2046	420,829	396,017
FHLMC Series 4768 Class GA	3.500%	09/15/2045	2,405,286	2,324,699
FHLMC Series 4831 Class BA	3.500%	10/15/2044	449,387	438,126
FHLMC Series 4906 Class DE	2.500%	09/25/2049	3,971,820	3,479,068
FNMA Pool 725027	5.000%	11/01/2033	149,934	150,423
FNMA Pool 725704	6.000%	08/01/2034	59,553	62,238
FNMA Pool 888223	5.500%	01/01/2036	207,296	212,418
FNMA Pool 995112	5.500%	07/01/2036	145,440	148,469
FNMA Pool AA4392	4.000%	04/01/2039	363,440	351,935
FNMA Pool AL6923	3.000%	05/01/2030	3,513,244	3,385,229
FNMA Pool AL9309	3.500%	10/01/2031	520,156	504,075
FNMA Pool AL9623	4.000%	12/01/2036	1,689,977	1,645,581
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	5,682,372
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	6,184,639
FNMA Pool AS5794	3.000%	09/01/2030	1,026,339	972,333
FNMA Pool AS6548	2.500%	01/01/2031	2,455,252	2,298,092
FNMA Pool AU7025	3.000%	11/01/2043	10,669,555	9,662,296
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	4,777,545
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	4,629,100
FNMA Pool BM1971	3.500%	12/01/2035	1,389,552	1,327,637
FNMA Pool BM5003	4.000%	11/01/2042	1,315,138	1,275,862
FNMA Pool CB0114	2.500%	04/01/2041	7,686,586	6,737,669
FNMA Pool FM9469	4.000%	08/01/2039	3,654,607	3,556,978
FNMA Pool MA0384	5.000%	04/01/2030	328,967	326,107
FNMA Pool MA2773	3.000%	09/01/2036	3,373,729	3,107,620
FNMA Pool MA3186	4.000%	10/01/2037	5,868,515	5,684,965
FNMA Pool MA3337	4.000%	04/01/2038	1,644,586	1,593,170
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	18,315	18,248
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	260,364	248,017
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	272,695	252,504
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	1,120,788	1,067,653
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	114,808	110,780
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	1,289,535	1,213,887
FNMA Series 2016-2 Class PB	2.000%	02/25/2046	238,178	218,628
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	552,194	503,610
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	111,073	102,644
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	934,544	859,315
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	2,239,687	2,074,573
FNMA Series 2016-79 Class L	2.500%	10/25/2044	558,792	513,471
FNMA Series 2018-25 Class P	3.500%	03/25/2046	2,365,479	2,245,897
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	1,811,531	1,797,038
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	2,598,073	1,980,768
The accompanying notes are an integral part of these financial statements.

15

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2022-25 Class KA	4.000%	09/25/2048	9,650,915	$9,249,630
GNMA GNR 21-175	2.000%	10/20/2051	17,425,462	14,710,645
GNMA II Pool 2658	6.500%	10/20/2028	6,253	6,418
GNMA II Pool 2945	7.500%	07/20/2030	683	721
GNMA II Pool 4187	5.500%	07/20/2038	7,533	7,750
GNMA II Pool 4847	4.000%	11/20/2025	54,213	53,124
GNMA Pool 780400	7.000%	12/15/2025	515	522
GNMA Pool 780420	7.500%	08/15/2026	384	392
16.0% – Total For Government Agency Obligations – Mortgage-backed Securities				$142,208,851
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	970,142
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	7,699,912
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	4,114,255
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	273,000	274,537
Pennsylvania State University	1.893%	09/01/2026	4,635,000	4,198,267
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,049,014
University of Washington Revenue	5.400%	06/01/2036	3,000,000	3,021,060
2.5% – Total For Taxable Municipal Bonds				$22,327,187
Total Fixed Income Securities – Bonds 98.2%				$874,218,617
(Identified Cost $993,132,033)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	6,569,251
Total Preferred Stocks 0.7%				$6,569,251
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			3,980,609	3,980,609
Total Cash Equivalents 0.5%				$3,980,609
(Identified Cost $3,980,609)
Total Portfolio Value 99.4%				$884,768,477
(Identified Cost $1,003,603,860)
Other Assets in Excess of Liabilities 0.6%				$5,831,332
Total Net Assets 100%				$890,599,809

*
Variable Rate Security; the rate shown is as of December 31, 2022.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

16

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2022

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Brecksville Ohio GO Limited	4.000%	12/01/2051	1,885,000	$1,768,070
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	724,497
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,050,870
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,047,540
Columbus Ohio GO	5.000%	04/01/2032	600,000	673,608
Columbus Ohio GO Unlimited	5.000%	04/01/2038	750,000	846,960
Columbus Ohio GO Unlimited	5.000%	04/01/2041	3,120,000	3,503,105
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	517,790
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	877,531
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	313,425
Lakewood Ohio GO Limited	5.000%	12/01/2036	500,000	538,480
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,055,550
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	626,541
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	359,216
7.3% – Total For General Obligation – City				$13,903,183
Bexar County Texas GO Limited	4.000%	06/15/2037	1,360,000	1,379,584
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,063,170
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	460,755
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,033,450
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	625,261
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	511,745
2.7% – Total For General Obligation – County				$5,073,965
Ohio GO Unlimited	5.000%	05/01/2031	850,000	894,047
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,123,770
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,115,530
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	2,183,740
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	669,987
Pennsylvania GO Unlimited	4.000%	03/01/2037	1,000,000	1,007,700
Washington GO Unlimited	5.000%	08/01/2044	2,000,000	2,173,200
4.8% – Total For General Obligation – State				$9,167,974
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	2,663,794
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	816,113
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	544,110
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	544,145
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,102,980
Butler University Revenue	4.000%	02/01/2029	940,000	978,766
Butler University Revenue	5.000%	02/01/2032	1,065,000	1,196,389
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,302,413
Ohio Higher Education Facilities Revenue	5.000%	05/01/2032	630,000	694,871
Ohio Higher Education Facilities Revenue	5.000%	12/01/2029	540,000	593,357
Ohio Higher Education Facilities Revenue	5.000%	11/01/2042	1,700,000	1,777,486
Ohio Higher Education Facilities Revenue	5.000%	05/01/2030	570,000	632,808
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	444,996
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	358,004
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,142,860
Kent State University Ohio Revenue	5.000%	05/01/2035	2,000,000	2,255,640
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,004,568
Miami University Ohio General Receipts Revenue	4.000%	09/01/2036	1,000,000	1,007,690
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	3,110,000	2,946,924
Miami University Ohio General Receipts Revenue	5.000%	09/01/2031	735,000	786,759
The accompanying notes are an integral part of these financial statements.

17

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2022

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	12/01/2036	2,010,000	$2,129,856
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2035	1,350,000	1,473,741
Ohio Higher Education Facilities Revenue – University of Dayton	5.000%	02/01/2036	1,050,000	1,049,378
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	630,335
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,013,040
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	422,501
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	659,815
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	456,967
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2030	720,000	741,989
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,045,600
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2034	400,000	424,624
University of Akron Ohio General Receipts Revenue	4.000%	01/01/2027	2,050,000	2,092,599
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2027	350,000	368,008
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	250,827
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,365,600
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,294,012
University of Dayton Revenue	5.000%	12/01/2036	470,000	498,026
University of North Dakota Certificate of Participation	4.000%	06/01/2037	555,000	555,655
University of Toledo Revenue	5.000%	06/01/2034	1,000,000	1,077,840
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,726,247
University of Toledo Revenue	5.000%	06/01/2031	500,000	573,000
22.4% – Total For Higher Education				$42,644,333
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,131,017
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	804,648
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	544,575
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	3,100,000	3,384,363
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2041	2,410,000	2,664,038
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	1,300,000	1,390,740
Ohio State Hospital Facilities Revenue	5.000%	01/01/2031	1,000,000	1,099,830
Ohio State Hospital Facilities Revenue	4.000%	01/01/2036	2,100,000	2,133,096
South Carolina Jobs Economic Dev Auth Hopsital Facilities	5.000%	10/01/2035	1,000,000	1,094,300
7.5% – Total For Hospital/Health Bonds				$14,246,607
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	546,335
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	499,640
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	422,591
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	675,936
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	566,640
Ohio Infrastructure Improvement	5.000%	03/01/2041	1,500,000	1,675,020
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2030	500,000	522,905
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2031	710,000	831,034
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2029	1,500,000	1,711,320
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,247,638
4.6% – Total For Revenue Bonds – Facility				8,699,059
The accompanying notes are an integral part of these financial statements.

18

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2022

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	$1,048,490
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	566,895
Hamilton Ohio Sewer System Revenue	5.000%	12/01/2030	1,000,000	1,131,610
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2031	1,130,000	1,243,938
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,373,880
Ohio Water Development Authority Revenue	5.000%	06/01/2046	4,215,000	4,603,665
Ohio Water Development Authority Revenue Polution Control	5.000%	06/01/2033	615,000	714,175
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2039	1,165,000	1,285,892
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2040	1,000,000	1,116,930
Ohio Water Development Authority Revenue Polution Control	5.000%	12/01/2046	3,880,000	3,739,866
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	414,180
Wise County Virginia Soil & Wastewater	1.200%	11/01/2040	1,000,000	957,372
10.1% – Total For Revenue Bonds – Water & Sewer				$19,196,893
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	528,625
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	916,267
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	531,435
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	562,259
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	685,759
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,019,907
Monroe County Georgia Development Authority Pollution Control Revenue	1.000%	07/01/2049	1,000,000	914,269
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	548,204
Ohio Special Obligation Revenue	5.000%	10/01/2031	1,945,000	2,170,795
Ohio Special Obligation Revenue	5.000%	10/01/2032	1,545,000	1,720,110
Ohio Special Obligation Revenue	5.000%	04/01/2039	1,000,000	1,086,680
Ohio Turnpike Revenue	5.000%	02/15/2046	1,990,000	2,141,001
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	697,226
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2036	400,000	400,600
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2037	575,000	570,804
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2038	400,000	394,612
St. Xavier High School Inc. Ohio Revenue	4.000%	04/01/2039	400,000	394,200
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	722,673
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	226,180
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	446,601
8.8% – Total For Other Revenue Bonds				$16,678,207
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	689,641
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	664,079
Ashland Ohio CSD GO Unlimited	4.000%	11/01/2028	505,000	534,290
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	776,648
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	334,786
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	660,811
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	514,760
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	516,570
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	343,028
The accompanying notes are an integral part of these financial statements.

19

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2022

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	$409,044
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,039,110
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,049,300
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	414,408
Daviess County Kentucky SD GO Unlimited	5.000%	06/01/2027	1,825,000	1,980,180
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	695,306
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	519,480
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,037,870
Festus Missouri SD Certificates of Participation	4.000%	04/01/2026	875,000	899,089
Green County Ohio Vocational SD GO Unlimited	4.000%	12/01/2035	1,000,000	1,019,390
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	824,448
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,055,610
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	273,572
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	831,208
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	412,956
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	558,045
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	430,130
McCracken County Kentucky SD Finance Corp	5.000%	08/01/2032	580,000	672,487
McCreary County Kentucky SD Finance Corp	4.000%	12/01/2035	560,000	578,950
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	609,122
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,434,082
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	524,855
Olentangy LSD Ohio GO Unlimited	4.000%	12/01/2031	1,000,000	1,042,850
Orchard Farm Missouri SD Certificate of Participation	4.000%	04/01/2029	550,000	588,335
Owen County Kentucky SD Revenue	4.000%	04/01/2027	1,320,000	1,376,166
Palm Beach Florida SD Certificates of Participation	5.000%	08/01/2039	1,000,000	1,093,040
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	275,096
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,735,000	1,983,296
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,013,771
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	594,691
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	699,989
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	426,367
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	519,505
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	363,255
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	1,455,445
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	400,459
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	611,099
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	820,392
18.7% – Total For School District				$35,567,011
Colorado State Certificate of Participation	4.000%	12/15/2034	1,000,000	1,033,660
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	1,974,630
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	595,332
Kentucky Certificates of Participation	4.000%	04/15/2028	695,000	729,959
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	517,910
The accompanying notes are an integral part of these financial statements.

20

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2022

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	$630,282
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	630,348
Kentucky Property and Buildings Commission Revenue	5.000%	05/01/2034	2,340,000	2,690,368
Washington Certificates of Participation	5.000%	01/01/2041	675,000	733,394
5.0% – Total For State Agency				$9,535,883
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,885,017	1,716,574
FHLMC Series M 053 Class A	4.250%	06/15/2035	3,783,560	3,117,037
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	750,000	739,148
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	2,250,000	2,213,080
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,420,000	1,415,981
Ohio Housing Finance Agency Residential Mortgage Revenue	3.000%	03/01/2052	1,910,000	1,848,867
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	520,000	505,935
6.1% – Total For Housing				$11,556,622
Total Municipal Income Securities – Bonds 97.8%				$186,269,737
(Identified Cost $200,867,210)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund*			3,090,157	3,089,539
Total Cash Equivalents 1.6%				$3,089,539
(Identified Cost $3,089,346)
Total Portfolio Value 99.4%				$189,359,276
(Identified Cost $203,956,556)
Other Assets in Excess of Liabilities 0.6%				$1,141,272
Total Net Assets 100.0%				$190,500,548

*
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 3.36%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
LSD – Local School District
MBIA – Municipal Bond Insurance Association
PSD – Public School District
SD – School District
SDCP – Ohio School District Credit Program
SDCEP – Ohio School District Credit Enhancement Program
The accompanying notes are an integral part of these financial statements.

21

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$550,921,107	$115,099,592	$21,420,007
Dividends and Interest Receivable	706,410	108,237	21,915
Reclaims Receivable	—	—	57,123
Fund Shares Sold Receivable	137,903	3,284	1,085
Total Assets	$551,765,420	$115,211,113	$21,500,130
Liabilities:
Accrued Management Fees	$477,126	$99,897	$18,265
Fund Shares Redeemed Payable	18,000	19,500	7,500
Total Liabilities	$495,126	$119,397	$25,765
Net Assets	$551,270,294	$115,091,716	$21,474,365
Net Assets Consist of:
Paid in Capital	$425,282,808	$101,818,455	$18,375,541
Distributable Earnings	125,987,486	13,273,261	3,098,824
Net Assets	$551,270,294	$115,091,716	$21,474,365
Shares Outstanding (Unlimited Amount Authorized)	17,833,322	2,606,826	818,806
Offering, Redemption and Net Asset Value Per Share	$30.91	$44.15	$26.23
*Identified Cost of Investment Securities	$430,613,015	$101,829,846	$17,603,433
The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$884,768,477	$189,359,276
Dividends and Interest Receivable	7,160,316	1,442,138
Receivable for Paydowns	1,160	—
Fund Shares Sold Receivable	306,851	25,044
Total Assets	$892,236,804	$190,826,458
Liabilities:
Accrued Management Fees	$650,489	$105,323
Fund Shares Redeemed Payable	986,506	220,587
Total Liabilities	$1,636,995	$325,910
Net Assets	$890,599,809	$190,500,548
Net Assets Consist of:
Paid in Capital	$1,028,141,792	$208,523,197
Accumulated Losses	(137,541,983)	(18,022,649)
Net Assets	$890,599,809	$190,500,548
Shares Outstanding (Unlimited Amount Authorized)	60,615,350	11,798,232
Offering, Redemption and Net Asset Value Per Share	$14.69	$16.15
*Identified Cost of Investment Securities	$1,003,603,860	$203,956,556

The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Year Ended 12/31/2022	Year Ended 12/31/2022	Year Ended 12/31/2022
Investment Income:
Dividends	$10,425,100	$1,848,022	$747,584
Less: Foreign withholding taxes on dividends	(21,352)	—	(100,949)
Total Investment Income	$10,403,748	$1,848,022	$646,635
Expenses:
Management Fee	$5,661,595	$1,158,299	$214,381
Net Expenses	$5,661,595	$1,158,299	$214,381
Net Investment Income	$4,742,153	$689,723	$432,254
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$22,613,287	$4,000,716	$(505,496)
Net Change in Unrealized Gain/(Loss) On Investments	(87,056,215)	(20,425,797)	(3,140,573)
Net Gain/(Loss) on Investments	$(64,442,928)	$(16,425,081)	$(3,646,069)
Net Change in Net Assets from Operations	$(59,700,775)	$(15,735,358)	$(3,213,815)
The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2022	Year Ended 12/31/2022
Investment Income:
Interest	$24,037,237	$6,402,397
Dividends	451,263	33,139
Total Investment Income	$24,488,500	$6,435,536
Expenses:
Management Fee	$7,946,869	$1,501,960
Net Expenses	$7,946,869	$1,501,960
Net Investment Income	$16,541,631	$4,933,576
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(17,572,092)	$(3,424,940)
Net Change in Unrealized (Loss) On Investments	(149,150,886)	(25,029,424)
Net Gain/(Loss) on Investments	$(166,722,978)	$(28,454,364)
Net Change in Net Assets from Operations	$(150,181,347)	$(23,520,788)

The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
Operations:
Net Investment Income	$4,742,153	$3,364,168	$689,723	$950,109	$432,254	$490,999
Net Realized Gain/(Loss) from Security Transactions	22,613,287	54,790,271	4,000,716	15,594,319	(505,496)	(98,132)
Net Change in Unrealized Gain/(Loss) On Investments	(87,056,215)	65,511,724	(20,425,797)	12,697,089	(3,140,573)	1,715,758
Net Change in Net Assets from Operations	$(59,700,775)	$123,666,163	$(15,735,358)	$29,241,517	$(3,213,815)	$2,108,625
Distributions to Shareholders (see Note 2)	$(33,573,348)	$(47,400,751)	$(4,854,826)	$(14,800,439)	$(259,658)	$(667,193)
Capital Share Transactions:
Proceeds From Sale of Shares	$63,916,017	$74,358,063	$15,283,773	$15,517,414	$2,727,725	$3,755,105
Shares Issued on Reinvestment of Distributions	33,429,609	47,190,597	4,843,718	14,763,088	259,556	666,925
Cost of Shares Redeemed	(62,514,498)	(52,906,157)	(10,533,218)	(11,923,151)	(2,946,103)	(2,061,767)
Net Change in Net Assets from Capital Share Transactions	$34,831,128	$68,642,503	$9,594,273	$18,357,351	$41,178	$2,360,263
Net Change in Net Assets	$(58,442,995)	$144,907,915	$(10,995,911)	$32,798,429	$(3,432,295)	$3,801,695
Net Assets at Beginning of Year	$609,713,289	$464,805,374	$126,087,627	$93,289,198	$24,906,660	$21,104,965
Net Assets at End of Year	$551,270,294	$609,713,289	$115,091,716	$126,087,627	$21,474,365	$24,906,660
Capital Share Activity(a)
Shares Sold	1,921,920	2,094,530	328,998	293,509	101,529	121,042
Share Reinvested	1,076,638	1,296,089	109,044	280,774	9,809	21,773
Shares Redeemed	(1,898,568)	(1,483,178)	(227,509)	(226,238)	(106,074)	(67,205)
Net Increase (Decrease) in Shares Oustanding	1,099,990	1,907,441	210,533	348,045	5,264	75,610
Shares Outstanding, beginning of year	16,733,332	14,825,891	2,396,293	2,048,248	813,542	737,932
Shares Outstanding, end of year	17,833,322	16,733,332	2,606,826	2,396,293	818,806	813,542

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

26

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021
Operations:
Net Investment Income	$16,541,631	$13,808,953	$4,933,576	$4,754,770
Net Realized Gain/(Loss) from Security Transactions	(17,572,092)	5,616,862	(3,424,940)	487,031
Net Change in Unrealized Gain/(Loss) On Investments	(149,150,886)	(42,690,616)	(25,029,424)	(4,403,146)
Net Change in Net Assets from Operations	$(150,181,347)	$(23,264,801)	$(23,520,788)	$838,655
Distributions to Shareholders (see Note 2)	$(17,676,650)	$(19,425,305)	$(4,943,306)	$(5,266,506)
Capital Share Transactions:
Proceeds From Sale of Shares	$354,912,688	$208,196,003	$123,997,751	$46,813,180
Shares Issued on Reinvestment of Distributions	17,451,919	19,143,519	4,869,439	5,200,684
Cost of Shares Redeemed	(349,273,156)	(107,787,693)	(184,886,138)	(32,330,793)
Net Change in Net Assets from Capital Share Transactions	$23,091,451	$119,551,829	$(56,018,948)	$19,683,071
Net Change in Net Assets	$(144,766,546)	$76,861,723	$(84,483,042)	$15,255,220
Net Assets at Beginning of Year	$1,035,366,355	$958,504,632	$274,983,590	$259,728,370
Net Assets at End of Year	$890,599,809	$1,035,366,355	$190,500,548	$274,983,590
Capital Share Activity(a)
Shares Sold	22,973,161	11,728,526	7,566,583	2,583,462
Share Reinvested	1,153,110	1,091,375	300,932	288,866
Shares Redeemed	(22,812,483)	(6,092,695)	(11,362,467)	(1,785,422)
Net Increase (Decrease) in Shares Oustanding	1,313,788	6,727,206	(3,494,952)	1,086,906
Shares Outstanding, beginning of year	59,301,562	52,574,356	15,293,184	14,206,278
Shares Outstanding, end of year	60,615,350	59,301,562	11,798,232	15,293,184

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$36.44	$31.35	$28.50	$22.48	$25.12
Operations:
Net Investment Income	0.28	0.21	0.25	0.29	0.28
Net Realized and Unrealized Gains/(Losses) on Securities	(3.82)	7.92	3.24	7.37	(0.97)
Total Operations	$(3.54)	$8.13	$3.49	$7.66	$(0.69)
Distributions:
Net Investment Income	(0.30)	(0.21)	(0.25)	(0.29)	(0.28)
Net Realized Capital Gains	(1.69)	(2.83)	(0.39)	(1.35)	(1.67)
Total Distributions	$(1.99)	$(3.04)	$(0.64)	$(1.64)	$(1.95)
Net Asset Value, end of year	$30.91	$36.44	$31.35	$28.50	$22.48
Total Return(a)	(9.74)%	25.96%	12.24%	34.07%	(2.68)%
Net Assets, end of year (millions)	$551.27	$609.71	$464.81	$400.82	$273.66
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.84%	0.62%	0.91%	1.11%	1.23%
Portfolio Turnover Rate	22.66%	29.91%	27.55%	31.91%	30.17%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$52.62	$45.55	$42.48	$34.47	$42.89
Operations:
Net Investment Income	0.29	0.38	0.25	0.28	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(6.83)	13.55	3.08	9.58	(6.40)
Total Operations	$(6.54)	$13.93	$3.33	$9.86	$(6.09)
Distributions:
Net Investment Income	(0.29)	(0.39)	(0.26)	(0.30)	(0.30)
Return of Capital	—	—	—	(0.16)	—
Net Realized Capital Gains	(1.64)	(6.47)	—	(1.39)	(2.03)
Total Distributions	$(1.93)	$(6.86)	$(0.26)	$(1.85)	$(2.33)
Net Asset Value, end of year	$44.15	$52.62	$45.55	$42.48	$34.47
Total Return(a)	(12.46)%	30.59%	7.84%	28.63%	(14.16)%
Net Assets, end of year (millions)	$115.09	$126.09	$93.29	$76.50	$62.18
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.63%	0.84%	0.67%	0.67%	0.69%
Portfolio Turnover Rate	26.51%	38.97%	32.89%	36.19%	61.22%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$30.62	$28.60	$27.13	$23.17	$26.37
Operations:
Net Investment Income	0.53	0.64	0.43	0.53	0.55
Net Realized and Unrealized Gains/(Losses) on Securities	(4.60)	2.22	1.36	4.03	(3.17)
Total Operations	$(4.07)	$2.86	$1.79	$4.56	$(2.62)
Distributions:
Net Investment Income	(0.32)	(0.77)	(0.32)	(0.60)	(0.58)
Return of Capital	—	(0.07)	—	—	—
Total Distributions	$(0.32)	$(0.84)	$(0.32)	$(0.60)	$(0.58)
Net Asset Value, end of year	$26.23	$30.62	$28.60	$27.13	$23.17
Total Return(a)	(13.30)%	10.00%	6.59%	19.69%	(9.93)%
Net Assets, end of year (millions)	$21.47	$24.91	$21.10	$21.08	$17.95
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	2.02%	2.09%	1.77%	2.02%	2.21%
Portfolio Turnover Rate	6.63%	6.62%	7.85%	4.33%	6.87%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$17.46	$18.23	$17.38	$16.39	$16.84
Operations:
Net Investment Income	0.28	0.24	0.30	0.36	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	(2.75)	(0.68)	1.11	1.00	(0.44)
Total Operations	$(2.47)	$(0.44)	$1.41	$1.36	$(0.10)
Distributions:
Net Investment Income	(0.30)	(0.26)	(0.32)	(0.37)	(0.35)
Net Realized Capital Gains	—	(0.07)	(0.24)	—	—
Total Distributions	$(0.30)	$(0.33)	$(0.56)	$(0.37)	$(0.35)
Net Asset Value, end of year	$14.69	$17.46	$18.23	$17.38	$16.39
Total Return(a)	(14.21)%	(2.37)%	8.17%	8.35%	(0.56)%
Net Assets, end of year (millions)	$890.60	$1,035.37	$958.50	$797.49	$623.44
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.77%	1.38%	1.66%	2.15%	2.17%
Portfolio Turnover Rate	30.22%	38.78%	25.08%	21.33%	23.40%

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$17.98	$18.28	$17.73	$17.12	$17.29
Operations:
Net Investment Income	0.37	0.32	0.33	0.32	0.32
Net Realized and Unrealized Gains/(Losses) on Securities	(1.83)	(0.27)	0.57	0.64	(0.16)
Total Operations	$(1.46)	$0.05	$0.90	$0.96	$0.16
Distributions:
Net Investment Income	(0.37)	(0.32)	(0.33)	(0.32)	(0.32)
Return of Capital	—	0.00(a)	—	—	—
Net Realized Capital Gains	—	(0.03)	(0.02)	(0.03)	(0.01)
Total Distributions	$(0.37)	$(0.35)	$(0.35)	$(0.35)	$(0.33)
Net Asset Value, end of year	$16.15	$17.98	$18.28	$17.73	$17.12
Total Return(b)	(8.10)%	0.30%	5.12%	5.66%	0.90%
Net Assets, end of year (millions)	$190.50	$274.98	$259.73	$225.13	$178.97
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	2.14%	1.78%	1.86%	1.90%	1.94%
Portfolio Turnover Rate	21.30%	9.11%	5.98%	10.54%	10.45%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Dpeclaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method, mainly using high-cost lots. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities in accordance with GAAP. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.

33

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

2)       Significant Accounting Policies, continued

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31, 2022 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31, 2022 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed for each item as of December 31, 2022:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	430,627,577	101,829,846	17,744,367	1,003,603,859	203,956,557
Gross unrealized appreciation	138,381,619	21,157,156	5,877,604	858,270	314,847
Gross unrealized depreciation	(18,088,090)	(7,887,410)	(2,201,964)	(119,693,652)	(14,912,128)
Net unrealized appreciation/(depreciation)	120,293,530	13,269,746	3,675,640	(118,835,382)	(14,597,281)
Undistributed ordinary income	818,817	—	97,023	35,638	—
Undistributed capital gains	4,875,139	3,515	—	—	—
Other accumulated gains/(losses)	—	—	(673,839)	(18,742,239)	(3,425,368)
Accumulated Earnings	125,987,486	13,273,261	3,098,824	(137,541,983)	(18,022,649)
The difference between the federal income tax cost and the financial statement cost of Funds’ portfolio investments is due to wash sales and PFIC adjustments.
As of December 31, 2022, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward on indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson International Fund	560,811	113,028	673,839
Johnson Fixed Income Fund	8,853,646	9,888,593	18,742,239
Johnson Municipal Income Fund	3,206,469	218,899	3,425,368
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of

34

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

2)       Significant Accounting Policies, continued

certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2022, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Municipal Income Fund	(9,302)	9,302
Reasons for the reclassification of components of net assets are attributable to return of capital distributions.
The tax character of the distributions paid, for the years ended December 31, 2021 and December 31, 2022, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2021	$14,109,774	$—	$33,290,977	$47,400,751	$—	$47,400,751
	2022	13,206,417	—	20,366,931	33,573,348	—	33,573,348
Johnson Opportunity Fund	2021	4,069,398	—	10,731,041	14,800,439	—	14,800,439
	2022	907,777	—	3,947,049	4,854,826	—	4,854,826
Johnson International Fund	2021	609,336	—	—	609,336	57,857	667,193
	2022	259,658	—	—	259,658		259,658
Johnson Fixed Income Fund	2021	15,102,867	—	4,322,438	19,425,305	—	19,425,305
	2022	17,676,650	—	—	17,676,650	—	17,676,650
Johnson Municipal Income Fund	2021	—	4,755,295	486,506	5,241,801	24,705	5,266,506
	2022	—	4,934,004	—	4,934,004	9,302	4,943,306

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust’s valuation policies and fair value determinations. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time).
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

35

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)       Security Valuation and Transactions, continued

GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

36

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)       Security Valuation and Transactions, continued

U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2022:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$545,889,224	$—	$—	$545,889,224
Cash Equivalents	5,031,883	—	—	5,031,883
Total	$550,921,107	$—	$—	$550,921,107
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$114,859,032	$—	$—	$114,859,032
Cash Equivalents	240,560	—	—	240,560
Total	$115,099,592	$—	$—	$115,099,592
International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$116,808	$—	$—	$116,808
Common Stocks*	20,801,235	—	140**	20,801,375
Cash Equivalents	501,824	—	—	501,824
Total	$21,419,867	$—	$140	$21,420,007
Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$458,978,595	$—	$458,978,595
U.S. Government Treasury Obligations	—	250,703,984	—	250,703,984
U.S. Government Agency Obligations – Mortgage-Backed	—	142,208,851	—	142,208,851
Taxable Municipal Bonds	—	22,327,187	—	22,327,187
Preferred Stocks	6,569,251	—	—	6,569,251
Cash Equivalents	3,980,609	—	—	3,980,609
Total	$10,549,860	$874,218,617	$—	$884,768,477

37

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)       Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$186,269,737	$—	$186,269,737
Cash Equivalents	3,089,539	—	—	3,089,539
Total	$3,089,539	$186,269,737	$—	$189,359,276

*
See Portfolio of Investments for industry classification.

**
Includes a Russian ADR valued at $0.01 per share by management, given the halting of foreign investors’ ability to sell Russian securities and ADRs. The change in unrealized depreciation of this security that is reflected in the Statement of Operations is $(128,520). Given the insignificance of Level 3 securities, a rollforward of Level 3 activity is not presented.

Other than Johnson International Fund, no other Fund held Level 3 securities during the year.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year  ended December 31, 2022.
4)       Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2022, the Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
5)       Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses. The investment advisory agreements provide for fees to be paid monthly at an annual rate listed below, of each Funds’ average daily net assets.

38

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

5)       Investment Advisory Agreements, continued

The Funds incurred management fees for the year ended December 31, 2022, as indicated below.
Fund	Fee	Management Fee	Payable as of December 31, 2022
Equity Income Fund	1.00%	$5,661,595	$477,126
Opportunity Fund	1.00%	1,158,299	99,897
International Fund	1.00%	214,381	18,265
Fixed Income Fund	0.85%	7,946,869	650,489
Municipal Income Fund	0.65%	1,501,960	105,323
6)      Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $72,000 for the year ended December 31, 2022, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Core Plus Bond Fund and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2022, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	75.63%
Opportunity Fund	83.21%
International Fund	33.18%
Fixed Income Fund	94.03%
Municipal Income Fund	97.65%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.
7)      Purchases and Sales of Securities:
From January 1, 2022 through December 31, 2022, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$135,117,688	$125,927,358	$—	$—
Johnson Opportunity Fund	38,324,402	30,084,230	—	—
Johnson International Fund	1,781,415	1,399,903	—	—
Johnson Fixed Income Fund	134,969,263	193,453,295	154,879,906	83,927,227
Johnson Municipal Income Fund	47,877,649	101,578,207	—	—

39

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

8)      Borrowings:
The Equity Income Fund, Opportunity Fund, International Fund, Fixed Income Fund, and Municipal Income Fund each has an unsecured line of credit through April 29, 2023 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of  $60,000,000 for the Trust.
Borrowings under the agreement bear interest at the Prime lending rate. During the year ended December 31, 2022, the Municipal Income Fund borrowed from the line for four (4) calendar days, in the amount of  $100,000. There were no borrowings for any of the other Funds at any time during the year.
9)      Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
10)      Indemnification
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications.
The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
11)       Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

40

DISCLOSURE OF EXPENSES (unaudited)	December 31, 2022

Shareholders of the Johnson Equity Income, Opportunity, International, Fixed Income and Municipal Income Funds (the “Funds”) incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2022 and held through December 31, 2022.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period* July 1, 2022 – December 31, 2022
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,050.72	$5.08
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,067.54	$5.21
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,039.14	$5.14
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$976.24	$4.23
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,014.82	$3.30
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Opportunity, and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

41

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program (Unaudited)

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
The Board met on November 30, 2022 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

42

ADDITIONAL INFORMATION	December 31, 2022

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, each a series of Johnson Mutual Funds Trust (the “Funds”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004.
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

44

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced*	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (80) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (80) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (57) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	10	None
Dr. Jeri B. Ricketts (65) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

45

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced*	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
OFFICERS
Jason O. Jackman (51) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (58) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (51) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

*
Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal, or retirement. Trustees have an indefinite term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal, or retirement.

46

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

ANNUAL REPORT
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
I SHARES:  JIBDX  F SHARES  JIMDX
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
I SHARES:  JIBEX  F SHARES  JIMEX
JOHNSON INSTITUTIONAL CORE BOND FUND
I SHARES:  JIBFX  F SHARES  JIMFX
JOHNSON ENHANCED RETURN FUND
JENHX
Johnson Core Plus Bond Fund
JCPLX
DECEMBER 31, 2022
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	December 31, 2022

Letter from the Fund President	December 2022

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2022 Annual Report to Shareholders. On the following pages we have provided commentary on the performance of each of the Funds in 2022 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
INFLATION ROILS MARKETS
The onset of inflation sent a painful shudder through the stock and bond markets in 2022. For the first time in decades, inflation fears became a reality in the U.S. and around the world. It’s never pleasant, but on the heels of decades of low inflation and low interest rates, this year’s economic shift was an especially tough pill to swallow.
After years of little to no inflation, the whiplash from several concurring forces led to rising prices in 2021. At first, there was broad consensus that much of this inflation would prove temporary as supply chain dynamics and Covid irregularities unwound. Instead, prices kept rising. The Consumer Price Index rose from essentially zero in mid-2020 to as high as 9% by 2022.
The Federal Reserve jumped into action by aggressively raising interest rates to tame rising prices. The ultimate result was falling bond prices, rising mortgage rates, stock-market volatility with significant losses in some pockets, and great uncertainty about what lies ahead. In the end, 2022 was the worst year for the S&P 500 since 2008, and the first with double-digit losses since then.
The losses were broad with the exception of energy, which was boosted by the energy crisis created in part by the war in Ukraine and resulting sanctions. After years in the limelight, the larger growth-oriented stocks in the tech, consumer discretion, and communication services sectors were the big losers. The NASDAQ was the worst performer of the U.S. large cap indices, and the Dow Jones Industrial Average was the best.
The largest stocks in the market underperformed smaller peers in a reversal of a key theme of the prior decade’s bull market. An equal-weighted basket of the S&P 500 Index outperformed the market-cap weighted index by the largest margin since 2010. Higher quality stocks were especially rewarded relative to lower-quality peers.
International stocks also struggled. However, late in the year, foreign central banks began to ease off tightening policy, which allowed international indexes to recover some of their earlier losses. The MSCI Euro Index had its best quarter ever in the fourth quarter, gaining nearly 26%.
BOND MARKET TURBULENCE
The stock market receives most of the attention, but the big story in the financial markets in 2022 was the historically bad year for bonds. There simply is no modern comparison in terms of the speed and depth of losses in the bond market. The rapid interest rate increases from such a low starting point left little cushion for bond investors. Yields across maturities rocketed higher as the Fed raised its benchmark rate from zero to over 4% by year-end.
Rates rose faster on shorter-maturity bonds than longer maturities, which resulted in an inverted yield curve. This is often taken as a sure sign of a coming recession. Either way, it has made yields on short-term bonds and other savings vehicles much more attractive. Rising rates have a silver lining: bond investors can reinvest interest income and maturing bonds into higher-yielding bonds. It’s also important to note that if bonds are held to maturity, the price drops resulting from rising rates eventually disappear as the bond price returns to par. The paper losses bond investors have suffered this year ultimately will result in higher potential total returns going forward.
FOCUS SHIFTING FROM INFLATION TO ECONOMIC CONCERNS
The Fed’s aggressive moves to combat inflation have led to some slowing in price gains, but it has made clear there is further tightening to come. In his last press conference, Fed Chair Jerome Powell said, “by now, we expected to make faster progress on inflation than we have.”

Letter from the Fund President	December 2022

Falling commodity prices, a slowing housing market, and a slowdown in manufacturing have eased some of the price pressures in the economy. Despite this, the Fed expects at least two more rate hikes in 2023. Wage gains remain strong, a key component to the overall inflation picture. As the potential end of the tightening cycle approaches, there is concern that the Fed might wait too long to reverse course or take rates too high. Historically this has typically been the case. The Fed, through its tightening, has consistently shown a propensity for sending the economy into a slowdown and even recession. In addition to other external shocks like commodity crises, terrorist attacks, etc. this is the most common cause of recession.
The market projects the peak Fed Funds rate to be roughly 5% in May 2023. The Fed is insisting it will keep rates higher through the end of 2023, but the market is pricing in rate cuts later in the year. The market believes the Fed’s strong stance against inflation will kick in, so much so that it will cause enough of a slowdown to lead to a pivot to financial easing.
DOWNSIDE RISK TO EARNINGS
Stock analysts have been aggressively slashing their earnings forecast as falling consumer confidence and higher interest rates have taken their toll. Analysts are projecting further decreases in corporate profits in 2023. The numbers are even worse when the energy sector is removed, which has propped up the overall index number with massive profit gains on the back of rising energy prices. Cost cutting and supply chain improvements have softened some of the blow, but earnings may not be supportive of stock market gains in 2023.
LOOKING AHEAD
History shows that the stock market goes up more than it goes down. Back-to-back years of losses for stocks are rare, but it is certainly possible. Since 1928 the stock market has posted a negative return 25 times. On average the following year’s return was 12.6%, and was positive 17 out of 25 times. This is a good reminder that stocks often sprint lower before resuming their marathon climb higher in relatively short order.
Much will depend on the Fed’s course of action and the economic fallout in the coming months. The Fed has been vocal that its focus is on taming inflation regardless of stock market reactions. If inflation remains stubbornly high and markets continue to fall, we will have an opportunity to learn how willing the Fed is to stick to its word.
On the positive side, bulls point to slowing inflation, the Fed nearing the end of its hiking cycle, a strong labor market that could soften any economic blows and hopes for decent earnings. Bears are worried that stubborn inflation will force the Fed to remain restrictive, that earnings will come in worse than expected, and that central banks around the world will take things too far and break the economy. With all the focus on inflation and the Fed, we should also be reminded that what we don’t know is coming, good or bad, may end up determining the course of the market more than anything we do know about.

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2022

The Johnson Institutional Short Duration Bond Fund (Class I shares) provided a total return of  -4.29% during 2022, compared to a -3.76% return for the ICE BofA US Corporate & Government 1-3 years Index.
Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. While interest rates moved sharply higher across all maturities during 2022 a divergence between short-term and long-term rates emerged during the second half of the year. As the Fed continued to push forward with increasing short-term rates, the 2-year Treasury rose 400 basis points to a peak of 4.73% during November before settling at 4.43% at year end. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the year. This was partially offset, however, by the Fund’s more barbelled yield curve exposure, which benefited from yield curve flattening.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Credit spreads for the ICE BofA US Corporate Government 1-3 years Index widened considerably during the first part of last year, peaking at 102 basis points in October. However, softer than expected inflation readings during the final quarter of the year helped reassure the market that the Fed may slow its pace of tightening. As a result, interest rates fell, and credit spreads narrowed. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 32 basis points wider. As a result, the Fund’s emphasis on corporate bonds relative to its benchmark was a headwind to relative performance but was partially offset by positive security selection. Finally, Agency Mortgage-backed Securities (“MBS”) posted their worst annual excess returns since the Great Financial Crisis. As a result, our modest non-benchmark allocation to the MBS sector was a headwind to performance.
Despite the worst year on record for major bond indices, investors have plenty to be optimistic about. Yields on most bond indices finished the year at or near their highest levels since 2008. While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to position the portfolio with a more defensive stance within the corporate allocation. Finally, as economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the cycle in 2023, our quality-focused investment discipline should be well positioned to withstand ongoing uncertainty.
Performance Information
Class I Shares

$1,000,000 Initial Investment
Since December 31, 2012
Millions
1.40
1.20
1.00
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Short Duration Bond Fund - Class I
ICE BofA US Govt & Corp 1-3 year Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Short Duration Bond Fund – Class I Shares	ICE BofA Government & Corporate 1-3 year Index
One Year	-4.29%	-3.76%
Five Years	0.85%	0.93%
Ten Years	0.97%	0.90%

Johnson Institutional Short Duration Bond Fund	Performance Review – December 31, 2022

Performance Information
Class F Shares

$500,000 Initial Investment
Since Inception (May 1, 2018)
560,000
540,000
520,000
500,000
May-18
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Short Duration Bond Fund - Class F
ICE BofA US Govt & Corp 1-3 year Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Short Duration Bond Fund – Class F Shares	ICE BofA Government & Corporate 1-3 year Index
One Year	-4.47%	-3.76%
Five Years	0.65%	0.93%
Since Inception*	2.64%	2.59%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
Bank and Finance	31.1%
Industrial	20.2%
Utilities	14.9%
Mortgage-backed Securities	11.6%
US Govt Treasury Obligations	8.7%
US Govt Agency Obligations	8.5%
Taxable Municipal	4.1%
Certificates of Deposit	0.1%
Cash Equivalents	0.1%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. ICE BofA Corporate & Government 1-3 year Index is the established benchmark. A shareholder cannot invest directly in the ICE BofA Corporate & Government 1-3 year Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2022

The Johnson Institutional Intermediate Bond Fund (Class I shares) provided a total return of  -9.18% during 2022, compared to a -8.23% return for the Bloomberg Intermediate Government/Credit Index.
Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. While interest rates moved sharply higher across all maturities during 2022 a divergence between short-term and long-term rates emerged during the second half of the year. As the Fed continued to push forward with increasing short-term rates, concerns over a slowing economy caused long-term interest rates to moderate, resulting in the deepest inversion of the yield curve since 2000. As a result, the 5-year Treasury rose 318 basis points to a peak of 4.45% during October before settling at 4.01% at year end. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the year. This was partially offset, however, by the Fund’s more barbelled yield curve exposure, which benefited from yield curve flattening.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Intermediate credit spreads widened considerably during the first part of last year, peaking at 150 basis points in October. However, softer than expected inflation readings during the final quarter of the year helped reassure the market that the Fed may slow its pace of tightening. As a result, interest rates fell, and credit spreads narrowed. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 48 basis points wider. As a result, the Fund’s emphasis on corporate bonds relative to its benchmark was a headwind to relative performance but was partially offset by positive security selection. Finally, Agency Mortgage-backed Securities (“MBS”) posted their worst annual excess returns since the Great Financial Crisis. As a result, our modest non-benchmark allocation to the MBS sector was a headwind to performance.
Despite the worst year on record for major bond indices, investors have plenty to be optimistic about. Yields on most bond indices finished the year at or near their highest levels since 2008. As a result, bonds should be well positioned to regain their position as a reliable hedge to risk assets and once again provide investors with meaningful current income. While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to actively reduce weight in tighter trading corporate bonds in order to position the portfolio with a more defensive stance. Finally, as economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the cycle in 2023, our quality-focused investment discipline should be well positioned to withstand ongoing uncertainty.
Performance Information
Class I Shares

$1,000,000 Initial Investment
Since December 31, 2012
Millions
1.60
1.40
1.20
1.00
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Intermediate Bond Fund - Class I
Bloomberg Intermediate Government/Credit Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
One Year	-9.18%	-8.23%
Five Years	0.67%	0.73%
Ten Years	1.41%	1.12%

Johnson Institutional Intermediate Bond Fund	Performance Review – December 31, 2022

Performance Information
Class F Shares

$500,000 Initial Investment
Since Inception (May 1, 2018)
600,000
580,000
560,000
540,000
520,000
500,000
May-18
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Intermediate Bond Fund - Class F
Bloomberg Intermediate Government/Credit Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Intermediate Bond Fund – Class F Shares(a)	Bloomberg Barclays Capital Intermediate Govt/Credit Index
One Year	-9.32%	-8.23%
Five Years	0.47%	0.73%
Since Inception*	3.61%	3.59%

*
Inception date was May 1, 2018.

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
US Govt Treasury	31.8%
Bank and Finance	25.3%
Industrial	15.4%
Utilities	11.0%
Mortgage-backed Securities	9.2%
US Govt Agency	3.0%
Taxable Municipal	2.0%
Cash Equivalents	0.9%
Preferred Stocks	0.6%
Other:
Net Other Assets (Liabilities)	0.8%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Intermediate Government/Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2022

The Johnson Institutional Core Bond Fund (Class I shares) provided a total return of  -13.70% during 2022, compared to a -13.01% return for the Bloomberg US Aggregate Bond Index.
Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. While interest rates moved sharply higher across all maturities during 2022, a divergence between short-term and long-term rates emerged during the second half of the year. As the Fed continued to push forward with increasing short-term rates, concerns over a slowing economy caused long-term interest rates to moderate, resulting in the deepest inversion of the yield curve since 2000. As a result, the 10-year Treasury rose 273 basis points to a peak of 4.24% during October before settling at 3.88% at year end. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the year. This was partially offset, however, by the Fund’s more barbelled yield curve exposure, which benefited from yield curve flattening.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Credit spreads widened considerably during the first part of last year, peaking at 165 basis points in October. However, softer than expected inflation readings during the final quarter of the year helped reassure the market that the Fed may slow its pace of tightening. As a result, interest rates fell, and credit spreads narrowed. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 38 basis points wider. As a result, the Fund’s emphasis on corporate bonds relative to its benchmark was a headwind to relative performance but was partially offset by positive security selection. Finally, Agency Mortgage-backed Securities (“MBS”) posted their worst annual excess returns since the Great Financial Crisis. As a result, our underweight to the MBS sector was a tailwind to performance.
Despite the worst year on record for the Bloomberg US Aggregate Bond Index, investors have plenty to be optimistic about. Yields on most bond indices finished the year at or near their highest levels since 2008. As a result, bonds should be well positioned to regain their position as a reliable hedge to risk assets and once again provide investors with meaningful current income. While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to actively reduce weight in tighter trading corporate bonds in order to position the portfolio with a more defensive stance. Finally, as economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the cycle in 2023, our quality-focused investment discipline should be well positioned to withstand ongoing uncertainty.
Performance Information
Class I Shares

$1,000,000 Initial Investment
Since December 31, 2012
Millions
1.60
1.40
1.20
1.00
0.80
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Core Bond Fund - Class I
Bloomberg US Aggregate Bond Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Core Bond Fund – Class I Shares(a)	Bloomberg US Aggregate Bond Index
One Year	-13.70%	-13.01%
Five Years	0.23%	0.02%
Ten Years	1.44%	1.06%

Johnson Institutional Core Bond Fund	Performance Review – December 31, 2022

Performance Information
Class F Shares

$500,000 Initial Investment
Since Inception (May 1, 2018)
620,000
600,000
580,000
560,000
540,000
520,000
500,000
May-18
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Institutional Core Bond Fund - Class F
Bloomberg US Aggregate Bond Index

Average Annual Total Returns	as of December 31, 2022
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg US Aggregate Bond Index
One Year	-13.81%	-13.01%
Five Years	0.02%	0.02%
Since Inception*	4.06%	3.82%

*
Inception date was May 1, 2018

Portfolio Information
Holdings by Industry Sector
Sector Allocation	% of Net Assets
US Govt Treasury	32.4%
Bank and Finance	22.0%
Industrial	17.7%
Mortgage-backed Securities	14.3%
Utilities	11.1%
Taxable Municipal	1.2%
Preferred Stocks	0.4%
Cash Equivalents	0.2%
Other:
Net Other Assets (Liabilities)	0.7%
100.0%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg US Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Enhanced Return Fund	Performance Review – December 31, 2022

The total return for the Johnson Enhanced Return Fund in 2022 was -23.56% compared to -18.11% for the S&P 500 Index. The Fund’s underperformance was driven by rising short and intermediate bond yields which detracted from total returns in the bond portion of the portfolio. The Fund uses S&P 500 e-mini futures contracts in seeking to replicate the S&P 500 Index, with a portfolio of bonds to “enhance” the return. The negative performance of the S&P 500 attributed to most of the Fund’s performance.
2022 was a unique year for both equity and fixed income returns, marking the first year in which both the S&P 500 and the Barclays Aggregate Bond Index were both down over 10%. The S&P 500 posted its largest annual decline since 2008, value stocks outperformed growth stocks by the most since 2000, and every sector except for Energy and Utilities posted negative returns. Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. Bond yields reacted by rising sharply, resulting in one of the worst periods of performance for short-term fixed income in history. This rapid increase in short-term bond yields was a headwind for Fund performance during the year.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Credit spreads widened considerably during the first part of last year, peaking at 165 basis points in October. However, softer than expected inflation readings during the final quarter of the year helped reassure the market that the Fed may slow its pace of tightening. As a result, interest rates fell, and credit spreads narrowed. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 38 basis points wider. As a result, the Fund’s emphasis on corporate bonds detracted from performance. However, the combination of rising bond yields and widening spreads has pushed corporate bond yields toward their highest levels since the Great Financial Crisis and offer investors an attractive long-term valuation opportunity. Over half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why its yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to actively reduce weight in tighter trading corporate bonds in order to position the portfolio with a more defensive stance. As economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the cycle in 2023, our quality-focused investment discipline should be well positioned to withstand ongoing uncertainty. Bond yields are at the highest levels in years, which allows for an improved outlook for returns from the underlying bond portfolio going forward.

$1,000,000 Initial Investment
Since December 31, 2012
Millions
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Johnson Enhanced Return Fund
S&P 500 Index

Average Annual Total Returns	as of December 31, 2022
	Enhanced Return Fund	S&P 500 Index
One Year	-23.56%	-18.11%
Five Years	7.73%	9.42%
Ten Years	11.72%	12.56%
Holdings by Industry Sector*
Sector Allocation	% of Net Assets
Bank and Finance	31.2%
Industrials	17.6%
Utilities	15.5%
Mortgage-backed Securities	13.8%
US Treasury Obligations	10.9%
US Agency Obligations	6.6%
Taxable Municipals	1.9%
Cash Equivalents	0.3%
Other:
Net Other Assets (Liabilities)	2.2%
100.0%

*
This is a breakdown of the sectors based on the bond portion of the portfolio. Any derivatives used are not included in the breakdown.

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Core Plus Bond Fund	Performance Review – December 31, 2022

The Johnson Core Plus Bond Fund provided a total return of  -13.71% during 2022, compared to a -13.01% return for the Bloomberg US Aggregate Index.
Bond markets were dominated by Federal Reserve (“Fed”) policy during 2022 as persistently high inflation led to a swift and aggressive response from policy makers. The Fed increased the Federal Funds rate 425 basis points (4.25%) during the year to the highest level since 2007. Overall, the Fund’s modestly longer duration relative to its benchmark was a slight headwind to performance during the year. The Fund does seek to use Treasury Futures to adjust duration and yield curve exposure. While the use of futures amplified the negative impact of duration on the portfolio, this was mostly offset by the Fund’s more barbelled yield curve structure which was beneficial to relative performance as the curve flattened.
While the rapid increase in interest rates drove much of the discussion during 2022, the more surprising story was the positive correlation between interest rates and risk assets. Credit spreads widened considerably during the first part of last year, peaking at 165 basis points in October. However, softer than expected inflation readings during the final quarter of the year caused interest rates to fall and credit spreads to narrow. Despite finishing the year with a positive tone, corporate bond spreads still closed the year 38 basis points wider. As a result, the Fund’s emphasis on corporate bonds relative to its benchmark was a headwind to relative performance but was partially offset by positive security selection. The Fund also has the flexibility to own securities rated below Investment Grade to maximize current income. While high yield bond spreads widened more than investment grade, the Fund’s emphasis on high-quality and non-cyclical issuers more than offset its allocation to securities with ratings below Investment Grade. Finally, Agency Mortgage-backed Securities (“MBS”) posted their worst annual excess returns since the Great Financial Crisis. As a result, our underweight to the MBS sector was a tailwind to performance.
Despite the worst year on record for the Bloomberg Aggregate Bond Index, investors have plenty to be optimistic about. Yields on most bond indices finished the year at or near their highest levels since 2008. As a result, bonds should be well positioned to regain their position as a reliable hedge to risk assets and once again provide investors with meaningful current income. While higher interest rates have improved the outlook for fixed income returns, 2023 will likely lead to a renewed focus on credit risk as the lagged impacts of tighter monetary policy take hold on the economy. As credit spreads tightened throughout the fourth quarter, the Fund sought to actively reduce weight in tighter trading corporate bonds in order to position the portfolio with a more defensive stance. Finally, as economic growth continues to slow, the Fund remains modestly long duration relative to the benchmark to serve as an additional hedge to the possibility credit spreads may widen further. As we enter a new phase of the cycle in 2023, our quality-focused investment discipline should be well positioned to withstand ongoing uncertainty.

$1,000,000 Initial Investment
Since Inception (November 17, 2021)
Millions
1.05
1.00
0.95
0.90
0.85
0.80
0.75
Nov-21
Dec-21
Dec-22
Johnson Core Plus Bond Fund
Bloomberg US Aggregate Bond Index

Average Annual Total Returns	as of December 31, 2022
	Core Plus Bond Fund	Bloomberg US Aggregate Bond Index
One Year	-13.71%	-13.01%
Since Inception*	-11.99%	-11.43%

*
Fund Inception was November 17, 2021.

Holdings by Industry Sector*
Sector Allocation	% of Net Assets
Bank and Finance	19.0%
Industrials	23.9%
Utilities	13.9%
US Treasury Obligations	17.3%
Mortgage-backed Securities	23.5%
Preferred Stocks	1.1%
Cash Equivalents	0.5%
Other:
Net Other Assets (Liabilities)	0.8%
100.0%

*
This is a breakdown of the sectors based on the bond portion of the portfolio. Any derivatives used are not included in the breakdown.

The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital, and the primary assets are government and corporate bonds and other fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg US Aggregate Bond Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
ACE INA Holdings	3.350%	05/15/2024	2,697,000	$2,639,114
American Express Credit	2.500%	07/30/2024	2,900,000	2,790,653
AON PLC	3.500%	06/14/2024	2,385,000	2,329,119
AON PLC	3.875%	12/15/2025	2,700,000	2,632,157
Bank of America Corp.	3.300%	01/11/2023	2,080,000	2,079,199
Bank of America Corp.	3.875%	08/01/2025	2,765,000	2,691,927
BB&T Corp.	3.750%	12/06/2023	350,000	346,366
Essex Portfolio LP	3.375%	04/15/2026	2,654,000	2,493,038
Essex Portfolio LP	3.875%	05/01/2024	1,950,000	1,906,404
Fifth Third Bancorp	2.375%	01/28/2025	1,770,000	1,678,656
Fifth Third Bancorp	4.300%	01/16/2024	3,440,000	3,407,169
Huntington Bancshares	2.625%	08/06/2024	5,000,000	4,801,460
JP Morgan Chase & Co.	3.375%	05/01/2023	1,902,000	1,892,363
JP Morgan Chase & Co.	3.875%	09/10/2024	1,745,000	1,706,935
Keycorp	4.150%	10/29/2025	4,700,000	4,587,731
M&T Bank Corp.	3.550%	07/26/2023	3,431,000	3,401,795
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,830,000	3,750,302
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	1,000,000	970,861
Morgan Stanley	3.700%	10/23/2024	2,115,000	2,065,890
Morgan Stanley	4.000%	07/23/2025	2,750,000	2,687,316
National Retail Properties	3.900%	06/15/2024	1,197,000	1,169,552
National Retail Properties	4.000%	11/15/2025	2,965,000	2,856,600
PNC Financial Services	3.800%	07/25/2023	1,000,000	992,559
PNC Financial Services	3.900%	04/29/2024	4,840,000	4,782,844
Suntrust Banks Inc.	4.000%	05/01/2025	3,002,000	2,938,937
US Bancorp	3.600%	09/11/2024	4,839,000	4,740,541
Wells Fargo & Co.	3.550%	09/29/2025	600,000	577,164
Wells Fargo & Co.	4.100%	06/03/2026	2,550,000	2,463,846
31.1% – Total Bank and Finance				$71,380,498
Becton Dickinson & Co.	3.363%	06/06/2024	2,235,000	2,180,383
Burlington Northern Santa Fe	3.850%	09/01/2023	1,160,000	1,151,786
CVS Health Corp.	3.875%	07/20/2025	4,600,000	4,491,067
Dover Corp.	3.150%	11/15/2025	4,548,000	4,330,096
Enterprise Products	3.350%	03/15/2023	3,300,000	3,288,232
Enterprise Products	3.750%	02/15/2025	1,500,000	1,458,664
Johnson Controls International PLC	3.625%	07/02/2024	2,936,000	2,873,155
Kroger Co.	4.000%	02/01/2024	4,600,000	4,544,069
McDonalds Corp.	3.350%	04/01/2023	1,265,000	1,259,978
Norfolk Southern Corp.	2.903%	02/15/2023	4,409,000	4,398,573
Norfolk Southern Corp.	5.590%	05/17/2025	1,000,000	1,008,200
Roper Technologies Inc.	1.000%	09/15/2025	4,230,000	3,797,076
Shell International	3.250%	05/11/2025	3,115,000	3,019,155
Starbucks Corp.	3.100%	03/01/2023	4,765,000	4,751,991
Union Pacific Corp.	3.150%	03/01/2024	1,700,000	1,664,985
Union Pacific Corp.	3.750%	03/15/2024	2,025,000	1,991,037
20.2% – Total Industrial				$46,208,447
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	2.800%	01/15/2023	1,272,000	$1,270,630
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	3,690,000	3,648,107
Duke Energy Corp.	3.750%	04/15/2024	4,009,000	3,938,245
Eversource Energy	3.150%	01/15/2025	500,000	481,286
Eversource Energy	1.400%	08/15/2026	1,240,000	1,089,576
Georgia Power Co.	2.100%	07/30/2023	3,045,000	2,992,428
Georgia Power Co.	2.200%	09/15/2024	2,043,000	1,947,122
Interstate Power & Light Co.	3.400%	08/15/2025	4,472,000	4,263,014
Interstate Power & Light Co.	3.250%	12/01/2024	449,000	433,753
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	2,505,000	2,406,150
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	1,830,000	1,788,569
National Rural Utility Cooperative Finance Corp.	3.250%	11/01/2025	900,000	857,332
Virginia Electric & Power Co.	2.750%	03/15/2023	4,580,000	4,560,865
Xcel Energy Inc.	3.300%	06/01/2025	4,720,000	4,529,378
14.9% – Total Utilities				$34,206,455
66.2% Total Corporate Bonds				$151,795,400
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	247,279
0.1% – Total Certificates of Deposit				247,279
United States Government Treasury Obligations
Treasury Note	2.750%	07/31/2027	9,000,000	8,516,250
Treasury Note	2.250%	04/30/2024	1,685,000	1,631,225
Treasury Note	0.250%	06/30/2025	10,810,000	9,791,493
8.7% – Total United States Government Treasury Obligations				$19,938,968
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	3,700,000	3,333,126
FHLB	1.375%	09/29/2026	1,585,000	1,423,699
FHLB	3.500%	12/08/2023	2,000,000	1,972,548
FHLB	3.875%	09/15/2023	1,325,000	1,314,747
FHLB	4.300%	09/26/2023	1,000,000	994,993
FHLB	5.000%	12/19/2023	1,000,000	998,807
FHLMC	0.450%	07/22/2024	4,000,000	3,735,860
FNMA	0.500%	06/17/2025	1,195,000	1,087,108
FNMA	0.375%	08/25/2025	5,130,000	4,628,527
8.5% – Total United States Government Agency Obligations				$19,489,415
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	2.435%	04/01/2042	38,220	37,741
FHLMC Pool G15973	3.000%	07/01/2031	953,820	895,061
FHLMC Pool G16330	3.500%	08/01/2032	935,034	909,928
FHLMC Pool G18642	3.500%	04/01/2032	1,051,082	1,018,218
FHLMC Pool ZS9286	4.500%	04/01/2035	804,574	794,763
FHLMC Pool ZT1964	3.500%	06/01/2032	857,962	831,370
FHLMC Pool SB0037	2.500%	12/01/2027	573,315	546,083
FHLMC Pool V61479	2.500%	01/01/2032	3,282,911	3,061,489
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	173,576	$165,345
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	582,389	530,217
FNMA Series 2013-1 Class LA	1.250%	02/25/2028	824,912	767,768
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,048,069	1,887,826
FNMA Series 2020-95 Class GA	1.000%	01/01/2051	5,092,222	3,882,305
FHLMC Series 4009 Class PA	2.000%	06/15/2041	72,970	68,997
FHLMC Series 4125 Class KP	2.500%	05/15/2041	477,973	451,539
FHLMC Series 4198 Class BE	2.000%	10/15/2040	149,276	145,396
FHLMC Series 4980 Class DB	1.250%	10/25/2034	2,677,098	2,341,181
FHLMC Series 2989 Class TG	5.000%	06/15/2025	71,862	71,583
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.599%)*	4.244%	02/01/2046	119,207	120,055
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	3.574%	12/01/2044	121,614	121,092
FNMA Pool AL6465	3.600%	11/01/2023	19,095	18,988
FNMA Pool AL7077	4.000%	07/01/2035	541,879	528,905
FNMA Pool AL9230	3.500%	12/01/2029	501,738	487,967
FNMA Pool AN3444	2.230%	11/01/2023	2,845,698	2,785,218
FNMA Pool FM1897	3.000%	09/01/2032	1,022,223	968,433
FNMA Pool FM2287	4.500%	03/01/2034	920,719	914,890
FNMA Pool FM2989	3.000%	09/01/2034	921,358	872,596
FNMA Pool FM8700	4.500%	07/01/2034	1,260,519	1,244,785
FNMA Pool MA0384	5.000%	04/01/2030	208,868	207,052
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	9,982	9,945
GNMA Pool 726475	4.000%	11/15/2024	23,020	22,673
11.6% – Total United States Government Agency Obligations – Mortgage-backed Securities				$26,709,409
Taxable Municipal Bonds
Allegeny County Pennsylvania	0.843%	11/01/2024	600,000	557,423
Allegeny County Pennsylvania	0.973%	11/01/2025	1,835,000	1,645,995
Franklin County Ohio Convention Facitilites	1.255%	12/01/2025	500,000	451,205
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,394,299
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	682,027
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	496,313
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,088,029
Pennsylvania State University	1.645%	09/01/2025	2,000,000	1,848,148
Port of Greater Cincinnati	2.100%	04/01/2023	255,000	253,312
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	1,087,085
4.1% – Total Taxable Municipal Bonds				$9,503,836
Total Fixed Income Securities 99.2%				$227,684,307
(Identified Cost $242,024,468)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			139,711	139,711
Total Cash Equivalents 0.1%				$139,711
(Identified Cost $139,711)
Total Portfolio Value 99.3%				$227,824,018
(Identified Cost $242,164,179)
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Other Assets in Excess of Liabilities 0.7%					$1,653,345
Total Net Assets 100.0%				$$	229,477,363

*
Variable Rate Security; the rate shown is as of December 31, 2022.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.950%	08/01/2025	4,250,000	$4,164,992
AON Corp.	3.750%	05/02/2029	4,300,000	3,980,248
Bank of America	3.248%	10/21/2027	5,835,000	5,392,981
Branch Banking Trust	3.800%	10/30/2026	1,500,000	1,421,553
Chubb INA Holdings Inc.	1.375%	09/15/2030	2,700,000	2,097,252
Essex Portfolio LP	3.000%	01/15/2030	2,120,000	1,792,350
Essex Portfolio LP	3.375%	04/15/2026	1,000,000	939,351
Essex Portfolio LP	4.000%	03/01/2029	1,216,000	1,106,908
Fifth Third Bancorp	2.375%	01/28/2025	3,114,000	2,953,296
Fifth Third Bancorp	4.300%	01/16/2024	1,700,000	1,683,775
Huntington Bancshares	4.000%	05/15/2025	1,225,000	1,194,276
Huntington Bancshares	4.443%	08/04/2028	2,775,000	2,637,485
JP Morgan Chase & Co.	3.875%	09/10/2024	3,065,000	2,998,140
JP Morgan Chase & Co.	4.493%	03/24/2031	2,500,000	2,337,942
Keycorp	4.150%	10/29/2025	2,000,000	1,952,226
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,468,786
Morgan Stanley	3.700%	10/23/2024	4,135,000	4,038,985
Morgan Stanley	4.679%	07/17/2026	1,674,000	1,646,804
PNC Financial Services	3.450%	04/23/2029	1,000,000	916,358
PNC Financial Services	3.500%	01/23/2024	2,000,000	1,969,080
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	1,957,986
US Bancorp	3.000%	07/30/2029	2,625,000	2,304,923
US Bancorp	3.100%	04/27/2026	3,000,000	2,836,092
Wells Fargo Co.	3.196%	06/17/2027	1,000,000	928,325
Wells Fargo Co.	4.100%	06/03/2026	2,050,000	1,980,739
Wells Fargo Co.	4.300%	07/22/2027	2,600,000	2,504,107
25.3% – Total Bank and Finance				$59,204,960
Becton Dickinson & Co.	3.700%	06/06/2027	4,000,000	3,783,808
CVS Health Corp.	4.300%	03/25/2028	3,200,000	3,095,219
Dover Corp	2.950%	11/04/2029	1,495,000	1,299,457
Dover Corp	3.150%	11/15/2025	2,650,000	2,523,033
Enterprise Products	3.750%	02/15/2025	860,000	836,301
Enterprise Products	4.150%	10/16/2028	1,300,000	1,230,918
Johnson Controls International PLC	3.900%	02/14/2026	2,282,000	2,214,948
Kroger Co.	3.500%	02/01/2026	2,100,000	2,004,687
Lowes Cos. Inc.	4.500%	04/15/2030	2,250,000	2,156,119
Norfolk Southern Corp.	2.900%	06/15/2026	3,790,000	3,549,998
Roper Technologies Inc.	1.000%	09/15/2025	485,000	435,362
Verizon Communication Inc.	4.016%	12/03/2029	3,935,000	3,682,582
Xylem Inc.	3.250%	11/01/2026	4,000,000	3,751,732
Xylem Inc.	1.950%	01/30/2028	500,000	429,612
Walt Disney Corp.	3.800%	03/22/2030	5,245,000	4,881,453
15.4% – Total Industrial				$35,875,229
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	3,500,000	3,243,125
Duke Energy Corp.	2.650%	09/01/2026	1,550,000	1,431,974
Eversource Energy	3.300%	01/15/2028	2,700,000	2,490,558
Eversource Energy	4.250%	04/01/2029	1,500,000	1,417,516
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Georgia Power Co.	2.200%	09/15/2024	325,000	$309,748
Georgia Power Co.	2.650%	09/15/2029	3,500,000	2,984,208
Interstate Power & Light Co.	3.400%	08/15/2025	1,035,000	986,632
Interstate Power & Light Co.	4.100%	09/26/2028	2,367,000	2,253,190
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	3,090,000	2,864,724
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	931,094
Virginia Electric & Power Co.	3.100%	05/15/2025	394,000	378,347
Virginia Electric & Power Co.	3.150%	01/15/2026	2,150,000	2,050,382
Virginia Electric & Power Co.	3.450%	02/15/2024	565,000	555,573
Xcel Energy Inc.	3.300%	06/01/2025	4,050,000	3,886,437
11.0% – Total Utilities				$25,783,508
51.7% Total Corporate Bonds				$120,863,697
United States Government Treasury Obligations
Treasury Note	1.500%	02/15/2030	12,700,000	10,818,812
Treasury Note	0.625%	12/31/2027	12,500,000	10,591,800
Treasury Note	1.375%	11/15/2031	8,250,000	6,718,594
Treasury Note	1.500%	11/30/2024	700,000	662,184
Treasury Note	2.625%	02/15/2029	14,000,000	12,945,632
Treasury Note	2.250%	08/15/2027	6,750,000	6,243,223
Treasury Note	1.625%	05/15/2026	2,000,000	1,840,938
Treasury Note	2.000%	08/15/2025	4,000,000	3,776,252
Treasury Note	2.750%	02/15/2028	8,750,000	8,226,365
Treasury Note	3.125%	11/15/2028	13,000,000	12,394,694
29.9% – Total United States Government Treasury Obligations				$74,218,494
United States Government Agency Obligations
FHLB	1.950%	09/10/2025	4,000,000	3,733,672
FHLB	2.875%	09/13/2024	1,500,000	1,454,061
FHLB	3.250%	11/16/2028	1,800,000	1,728,543
3.0% – Total United States Government Agency Obligations				$6,916,276
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	2.435%	04/01/2042	40,950	40,437
FHLMC Pool G08068	5.500%	07/01/2035	82,753	84,893
FHLMC Pool G18642	3.500%	04/01/2032	560,179	542,664
FHLMC Pool J12635	4.000%	07/01/2025	66,802	65,592
FHLMC Pool SB0297	3.000%	03/01/2035	2,125,295	2,003,352
FHLMC Pool SC0047	3.000%	01/01/2040	3,238,748	2,980,749
FHLMC Series 2985 Class GE	5.500%	06/15/2025	21,160	21,144
FHLMC Series 3946 Class LN	3.500%	04/15/2041	235,596	228,134
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,085,627	1,002,625
FHLMC Series 5189 Class PG	2.500%	09/25/2051	3,233,362	2,893,238
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.960%	12/01/2041	38,669	37,963
FNMA 7/1 Hybrid ARM (12 month ICE LIBOR + 1.600%)*	3.574%	12/01/2044	124,914	124,378
FNMA Pool AA4392	4.000%	04/01/2039	90,296	87,437
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	$2,367,655
FNMA Pool FM5050	2.500%	02/01/2035	2,597,829	2,438,176
FNMA Pool FS0140	4.000%	11/01/2037	3,792,296	3,673,855
FNMA Pool MA0384	5.000%	04/01/2030	83,547	82,821
FNMA Pool MA1237	3.000%	11/01/2032	884,661	829,317
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	334,310	320,652
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	515,952	477,934
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	726,396	673,787
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	552,194	503,610
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	232,639	224,726
9.2% – Total United States Government Agency Obligations – Mortgage-backed Securities				$21,705,139
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	2,873,415
Pennsylvania State University	1.893%	09/01/2026	2,000,000	1,811,550
3.9% – Total Taxable Municipal Bonds				$4,684,965
Total Fixed Income Securities 97.7%				$228,388,571
(Identified Cost $248,239,879)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,484,673
Total Preferred Stocks 0.6%				$1,484,673
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			2,011,445	2,011,445
Total Cash Equivalents 0.9%				$2,011,445
(Identified Cost $2,011,445)
Total Portfolio Value 99.2%				$231,884,689
(Identified Cost $251,697,355)
Other Assets in Excess of Liabilities 0.8%				$1,779,223
Total Net Assets 100.0%				$233,663,912

*
Variable Rate Security; the rate shown is as of December 31, 2022.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	2.550%	03/04/2027	2,000,000	$1,821,314
American Express Co.	3.000%	10/30/2024	2,635,000	2,550,725
American Express Co.	3.125%	05/20/2026	1,000,000	942,645
AON Corp.	3.750%	05/02/2029	5,390,000	4,989,194
AON Corp.	3.875%	12/15/2025	1,850,000	1,803,515
Bank of America Corp.	3.248%	10/21/2027	12,340,000	11,405,208
BB&T Corp.	3.875%	03/19/2029	5,160,000	4,743,361
Essex Portfolio LP	3.000%	01/15/2030	9,426,000	7,969,193
Fifth Third Bancorp	2.375%	01/28/2025	4,913,000	4,659,455
Fifth Third Bancorp	4.300%	01/16/2024	5,500,000	5,447,508
Huntington Bancshares	2.550%	02/04/2030	5,000,000	4,112,780
Huntington Bancshares	2.625%	08/06/2024	5,230,000	5,022,327
JP Morgan Chase & Co.	4.493%	03/24/2031	12,000,000	11,222,124
Keycorp	2.550%	10/01/2029	3,325,000	2,801,017
Keycorp	4.100%	04/30/2028	3,740,000	3,555,902
Keycorp	4.150%	10/29/2025	1,500,000	1,464,169
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	6,490,000	6,273,111
Morgan Stanley	3.700%	10/23/2024	800,000	781,424
Morgan Stanley	4.000%	07/23/2025	5,200,000	5,081,471
PNC Bank	3.450%	04/23/2029	11,850,000	10,858,842
Truist Bank	2.250%	03/11/2030	8,000,000	6,459,472
US Bancorp	3.000%	07/30/2029	7,275,000	6,387,930
US Bancorp	3.100%	04/27/2026	4,500,000	4,254,138
Wells Fargo & Co.	4.100%	06/03/2026	7,530,000	7,275,591
Wells Fargo & Co.	4.300%	07/22/2027	4,599,000	4,429,380
22.0% – Total Bank and Finance				$126,311,796
Becton Dickinson & Co.	2.823%	05/20/2030	10,000,000	8,571,990
CVS Health Corp.	3.750%	04/01/2030	1,000,000	907,555
CVS Health Corp.	4.300%	03/25/2028	9,000,000	8,705,304
Dover Corp.	2.950%	11/04/2029	4,500,000	3,911,409
Dover Corp.	3.150%	11/15/2025	1,500,000	1,428,132
Eaton Corp.	3.103%	09/15/2027	2,221,000	2,068,615
Emerson Electric Inc.	1.950%	10/15/2030	5,160,000	4,178,047
Emerson Electric Inc.	2.200%	12/21/2031	6,200,000	5,011,851
Enterprise Products	4.150%	10/16/2028	8,500,000	8,048,310
Home Depot Inc.	3.250%	04/15/2032	7,520,000	6,684,626
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	970,617
Kroger Co.	2.200%	05/01/2030	1,000,000	809,162
Kroger Co.	3.500%	02/01/2026	2,300,000	2,195,610
Lowes Cos. Inc.	4.500%	04/15/2030	10,685,000	10,239,168
McDonald’s Corp.	3.600%	07/01/2030	4,955,000	4,546,208
Roper Technologies Inc.	2.950%	09/15/2029	1,885,000	1,634,800
Starbucks Corp.	2.250%	03/12/2030	9,550,000	7,933,166
Verizon Communication Inc.	4.016%	12/03/2029	9,821,000	9,191,012
Verizon Communication Inc.	4.329%	09/21/2028	1,675,000	1,612,328
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Xylem Inc.	1.950%	01/30/2028	2,695,000	$2,315,609
Walt Disney Corp.	3.800%	03/22/2030	11,455,000	10,661,020
17.7% – Total Industrial				$101,624,539.0
Berkshire Hathaway Energy Co.	3.250%	04/15/2028	1,936,000	1,793,911
Duke Energy Corp.	2.450%	06/01/2030	5,000,000	4,116,380
Duke Energy Corp.	2.650%	09/01/2026	6,350,000	5,866,473
Eversource Energy	3.300%	01/15/2028	2,500,000	2,306,072
Eversource Energy	4.250%	04/01/2029	6,924,000	6,543,256
Georgia Power	2.650%	09/15/2029	11,000,000	9,378,941
Interstate Power & Light Co.	2.300%	06/01/2030	1,490,000	1,212,321
Interstate Power & Light Co.	3.400%	08/15/2025	1,525,000	1,453,734
Interstate Power & Light Co.	4.100%	09/26/2028	8,805,000	8,381,638
National Rural Utility Cooperative Finance Corp.	3.400%	02/07/2028	2,000,000	1,854,190
National Rural Utility Cooperative Finance Corp.	3.700%	03/15/2029	3,900,000	3,588,476
Virginia Electric & Power Co.	2.950%	11/15/2026	2,075,000	1,939,023
Virginia Electric & Power Co.	3.500%	03/15/2027	3,932,000	3,724,520
Xcel Energy Inc.	3.400%	06/01/2030	4,500,000	4,013,757
Xcel Energy Inc.	4.000%	06/15/2028	7,500,000	7,184,047
11.1% – Total Utilities				$63,356,739
50.8% Total Corporate Bonds				$291,293,074
United States Government Treasury Obligations
Treasury Bond	2.000%	02/15/2050	12,800,000	8,497,997
Treasury Bond	2.375%	02/15/2042	16,000,000	12,225,008
Treasury Bond	2.500%	02/15/2045	34,500,000	26,058,298
Treasury Bond	2.500%	05/15/2046	20,800,000	15,583,755
Treasury Bond	2.750%	08/15/2047	12,290,000	9,641,886
Treasury Note	4.000%	11/15/2032	4,000,000	4,080,000
Treasury Note	1.375%	11/15/2031	32,000,000	26,060,000
Treasury Note	1.500%	02/15/2030	15,500,000	13,204,062
Treasury Note	1.750%	11/15/2029	3,500,000	3,053,750
Treasury Note	2.250%	08/15/2027	7,000,000	6,474,454
Treasury Note	2.750%	02/15/2028	8,000,000	7,521,248
Treasury Note	2.000%	11/15/2026	6,000,000	5,546,250
Treasury Note	2.125%	11/30/2023	10,500,000	10,254,321
Treasury Note	2.875%	05/15/2032	40,500,000	37,335,937
32.4% – Total United States Government Treasury Obligations				$185,536,966
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*	2.435%	04/01/2042	40,950	40,437
FHLMC Pool G01880	5.000%	08/01/2035	31,600	31,814
FHLMC Pool G06616	4.500%	12/01/2035	72,144	71,215
FHLMC Pool G08068	5.500%	07/01/2035	187,093	191,931
FHLMC Pool G09921	4.000%	07/01/2024	22,685	22,402
FHLMC Pool G18642	3.500%	04/01/2032	840,268	813,995
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G18667	3.500%	11/01/2032	678,521	$657,305
FHLMC Pool G30933	4.000%	01/01/2036	4,182,569	4,061,429
FHLMC Pool G31087	4.000%	07/01/2038	722,145	703,187
FHLMC Pool SC0047	3.000%	01/01/2040	10,786,676	9,927,410
FHLMC Pool V61479	2.500%	01/01/2032	2,938,723	2,740,515
FHLMC Pool ZK6713	3.000%	06/01/2029	3,279,189	3,159,640
FHLMC Pool ZT1964	3.500%	06/01/2032	3,469,935	3,362,388
FHLMC Series 2985 Class GE	5.500%	06/15/2025	18,515	18,501
FHLMC Series 3946 Class LN	3.500%	04/15/2041	235,596	228,134
FHLMC Series 4087 Class PT	3.000%	07/15/2042	417,539	393,646
FHLMC Series 4151 Class PA	2.000%	01/15/2033	1,900,612	1,755,299
FHLMC Series 4161 Class QA	3.000%	02/15/2043	109,345	102,999
FHLMC Series 4582 Class PA	3.000%	11/15/2045	554,037	511,098
FHLMC Series 4689 Class DA	3.000%	07/15/2044	381,746	367,125
FHLMC Series 4709 Class EA	3.000%	01/15/2046	597,392	562,170
FHLMC Series 4887 Class A	3.250%	09/15/2038	655,231	621,433
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.960%	12/01/2041	38,669	37,964
FNMA Pool 1107	3.500%	07/01/2032	322,341	308,600
FNMA Pool 889050	6.000%	05/01/2037	119,199	124,682
FNMA Pool 995112	5.500%	07/01/2036	72,720	74,235
FNMA Pool AA4392	4.000%	04/01/2039	90,296	87,437
FNMA Pool AL6923	3.000%	05/01/2030	2,197,526	2,117,452
FNMA Pool AL7077	4.000%	07/01/2035	2,166,434	2,114,563
FNMA Pool AL9309	3.500%	10/01/2031	315,246	305,500
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	2,841,186
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,401,615
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	2,777,460
FNMA Pool CB0114	2.500%	04/01/2041	9,629,727	8,440,928
FNMA Pool FM3388	4.000%	03/01/2034	1,067,822	1,045,175
FNMA Pool FM5050	2.500%	02/01/2035	1,382,045	1,297,110
FNMA Pool FM5394	3.000%	03/01/2034	5,721,006	5,408,113
FNMA Pool FM9469	4.000%	08/01/2039	2,922,127	2,844,065
FNMA Pool MA0384	5.000%	04/01/2030	66,838	66,257
FNMA Pool MA2773	3.000%	10/01/2036	1,344,637	1,238,576
FNMA Pool MA3337	4.000%	04/01/2038	501,301	485,629
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	6,105	6,083
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	30,807	31,339
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	113,307	112,412
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	646,023	598,421
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	141,189	134,605
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	115,705	111,942
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	114,808	110,780
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	437,214	411,566
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	1,398,892	1,275,812
FNMA Series 2016-79 Class L	2.500%	10/25/2044	682,968	627,576
The accompanying notes are an integral part of these financial statements.

Johnson Institutional Core Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Series 2016-99 Class PH	3.000%	01/25/2046	1,676,053	$1,548,263
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	196,849	190,152
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	432,503	429,043
FNMA Series 2019-60 Class DA	2.500%	03/25/2049	1,895,738	1,645,936
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	4,806,434	3,664,420
GNMA GNR 21-175	2.000%	10/20/2051	8,028,782	6,777,930
14.3% – Total United States Government Agency Obligations – Mortgage-backed Securities				$82,036,900
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	670,605
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	3,592,023
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	119,726
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	450,000	446,566
Ohio University General Receipts	1.766%	12/01/2026	2,000,000	1,773,746
1.2% – Total Taxable Municipal Bonds				$6,602,666
Total Fixed Income Securities 98.7%				$565,469,606
(Identified Cost $642,279,767)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,057,570
Total Preferred Stocks 0.4%				$2,057,570
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			1,255,820	1,255,820
Total Cash Equivalents 0.2%				$1,255,820
(Identified Cost $1,255,820)
Total Portfolio Value 99.3%				$568,782,996
(Identified Cost $645,570,404)
Other Assets in Excess of Liabilities 0.7%				$4,099,799
Total Net Assets 100.0%				$572,882,795

*
Variable Rate Security; the rate shown is as of December 31, 2022.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
ACE INA Holdings	3.350%	05/15/2024	3,164,000	$3,096,091
American Express Credit	2.500%	07/30/2024	3,647,000	3,509,486
AON PLC	3.500%	06/14/2024	660,000	644,536
AON PLC	3.875%	12/15/2025	3,999,000	3,898,517
Bank of America	3.875%	08/01/2025	4,599,000	4,477,458
BB&T Corp.	3.625%	09/16/2025	3,540,000	3,404,181
Essex Portfolio LP	3.375%	04/15/2026	565,000	530,733
Essex Portfolio LP	3.500%	04/01/2025	1,720,000	1,659,406
Essex Portfolio LP	3.875%	05/01/2024	2,177,000	2,128,329
Fifth Third Bancorp	4.300%	01/16/2024	3,964,000	3,926,168
Goldmans Sachs	3.625%	01/22/2023	1,000,000	998,852
Huntington Bancshares	2.625%	08/06/2024	3,840,000	3,687,521
JP Morgan Chase & Co.	3.875%	09/10/2024	4,704,000	4,601,387
Keycorp	4.150%	10/29/2025	4,562,000	4,453,028
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	3,010,000	2,947,365
Marsh & McLennan Co. Inc.	3.500%	03/10/2025	765,000	742,709
Morgan Stanley	3.700%	10/23/2024	200,000	195,356
Morgan Stanley	4.000%	07/23/2025	4,200,000	4,104,265
National Retail Properties	4.000%	11/15/2025	3,450,000	3,323,868
PNC Financial Services	2.950%	01/30/2023	2,145,000	2,137,737
PNC Financial Services	3.800%	07/25/2023	1,998,000	1,983,133
PNC Financial Services	3.900%	04/29/2024	425,000	419,981
US Bancorp	2.400%	07/30/2024	2,685,000	2,582,323
US Bancorp	3.600%	09/11/2024	1,685,000	1,650,715
Wells Fargo & Co.	3.550%	09/29/2025	830,000	798,410
Wells Fargo & Co.	4.100%	06/03/2026	2,770,000	2,676,413
31.2% – Total Bank and Finance				$64,577,968
Becton Dickinson & Co.	3.363%	06/06/2024	750,000	731,672
CVS Health Corp.	3.875%	07/20/2025	4,100,000	4,002,908
Dover Corp.	3.150%	11/15/2025	4,515,000	4,298,677
Enterprise Products	3.350%	03/15/2023	4,407,000	4,391,285
Enterprise Products	3.750%	02/15/2025	500,000	486,221
Johnson Controls International PLC	3.625%	07/02/2024	4,252,000	4,160,986
Kroger Co.	4.000%	02/01/2024	3,795,000	3,748,857
Norfolk Southern Corp.	3.650%	08/01/2025	3,300,000	3,198,376
Norfolk Southern Corp.	5.590%	05/17/2025	1,280,000	1,290,496
Roper Technologies Inc.	1.000%	09/15/2025	1,555,000	1,395,852
Starbucks Corp.	3.100%	03/01/2023	2,335,000	2,328,625
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	2,742,328
Union Pacific Corp.	3.750%	03/15/2024	450,000	442,453
Walt Disney Corp.	1.750%	01/13/2026	3,429,000	3,141,533
17.6% – Total Industrials				$36,360,269
Berkshire Hathaway Energy Company	3.750%	11/15/2023	2,142,000	2,117,682
Duke Energy Corp.	3.750%	04/15/2024	4,610,000	4,528,638
Duke Energy Corp.	3.800%	09/01/2023	890,000	883,983
Eversource Energy	2.800%	05/01/2023	850,000	841,862
Eversource Energy	3.150%	01/15/2025	1,495,000	1,439,047
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Eversource Energy	1.400%	08/15/2026	1,260,000	$1,107,149
Georgia Power Co.	2.100%	07/30/2023	3,650,000	3,586,983
Georgia Power Co.	2.200%	09/15/2024	500,000	476,535
Interstate Power & Light Co.	3.250%	12/01/2024	1,910,000	1,845,142
Interstate Power & Light Co.	3.400%	08/15/2025	2,895,000	2,759,711
National Rural Utility Cooperative Finance Corp.	2.850%	01/27/2025	1,000,000	960,539
National Rural Utility Cooperative Finance Corp.	2.950%	02/07/2024	2,625,000	2,565,570
Virginia Electric & Power Co.	2.750%	03/15/2023	4,540,000	4,521,032
Xcel Energy Inc.	3.300%	06/01/2025	4,610,000	4,423,821
15.5% – Total Utilities				$32,057,694
64.3% Total Corporate Bonds				$132,995,931
United States Government Treasury Obligations
Treasury Note(a)	1.500%	01/15/2023	4,100,000	4,094,075
Treasury Note(a)	1.500%	02/28/2023	1,600,000	1,592,563
Treasury Note (US Treasury 3month T-Bill -.075%)(a)*	4.554%	04/30/2024	3,000,000	2,993,412
Treasury Note(a)	1.500%	02/15/2025	4,000,000	3,764,688
Treasury Note	2.000%	08/15/2025	5,670,000	5,352,837
Treasury Note(a)	2.250%	04/30/2024	700,000	677,660
Treasury Note	2.750%	07/31/2027	4,350,000	4,116,187
10.9% – Total United States Government Treasury Obligations				$22,591,422
United States Government Agency Obligations
FHLB	1.375%	08/26/2026	4,100,000	3,693,465
FHLB	1.375%	09/29/2026	1,600,000	1,437,173
FHLB	5.000%	12/19/2023	4,700,000	4,694,393
FHLMC	0.450%	07/22/2024	4,000,000	3,735,860
6.6% – Total United States Government Agency Obligations				$13,560,891
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	884,492	860,743
FHLMC Pool G18642	3.500%	04/01/2032	784,250	759,729
FHLMC Pool J12635	4.000%	07/01/2025	20,995	20,615
FHLMC Pool J32364	2.500%	11/01/2028	975,097	928,824
FHLMC Pool SB0380	3.500%	02/01/2034	909,177	878,782
FHLMC Pool ZS7207	3.500%	07/01/2030	861,843	838,138
FHLMC Pool ZT1964	3.500%	06/01/2032	1,668,238	1,616,533
FHLMC Series 4009 Class PA	2.000%	06/15/2041	252,588	238,835
FHLMC Series 4050 Class BG	1.000%	01/15/2041	949,654	846,450
FHLMC Series 4198 Class BE	2.000%	10/15/2040	411,910	401,202
FHLMC Series 4271 Class CE	2.000%	08/15/2036	106,639	105,379
FHLMC Series 4287 Class AB	2.000%	12/15/2026	241,242	228,778
FHLMC Series 4709 Class EA	3.000%	01/15/2046	730,146	687,096
FHLMC Series 5092 Class XC	1.500%	01/15/2041	1,998,374	1,730,880
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*	2.960%	12/01/2041	38,669	37,964
FNMA Pool 1106	3.000%	07/01/2032	2,098,797	1,967,496
FNMA Pool 833200	5.500%	09/01/2035	268,973	275,619
FNMA Pool AL7077	4.000%	07/01/2035	1,089,372	1,063,289
The accompanying notes are an integral part of these financial statements.

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FNMA Pool AL9230	3.500%	12/01/2029	836,230	$813,278
FNMA Pool AN2351	2.150%	09/01/2026	2,000,000	1,837,376
FNMA Pool AT2060	2.500%	04/01/2028	958,558	912,218
FNMA Pool FM1536	2.500%	11/01/2030	381,937	363,794
FNMA Pool FM1973	4.000%	09/01/2036	1,853,387	1,804,698
FNMA Pool FM2287	4.500%	03/01/2034	693,173	688,785
FNMA Pool FM2989	3.000%	09/01/2034	1,059,562	1,003,486
FNMA Pool FM7224	4.500%	11/01/2038	1,009,299	996,701
FNMA Series 2013-3 Class DK	1.750%	02/25/2033	582,389	530,217
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	117,281	111,719
FNMA Series 2015-28 Class P	2.500%	05/25/2045	2,508,485	2,297,567
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	2,507,421	2,311,238
FNMA Series 2020-95 Class GA	1.000%	01/25/2051	1,662,766	1,267,691
GNMA Pool 726475	4.000%	11/15/2024	23,020	22,673
GNMA Pool 728920	4.000%	12/15/2024	29,738	29,262
13.8% – Total United States Government Agency Obligations – Mortgage-backed Securities				$28,477,055
Taxable Municipal Bonds
Allegheny County Pennsylvania GO	0.694%	11/01/2023	2,200,000	2,125,255
Franklin County Ohio Convention Facilities	1.155%	12/01/2024	550,000	512,653
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,185,911
1.9% Total Taxable Municipal Bonds				$3,823,819
Total Fixed Income Securities 97.5%				$201,449,118
(Identified Cost $213,973,591)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			575,928	575,928
Total Cash Equivalents 0.3%				$575,928
(Identified Cost $575,928)
Total Portfolio Value 97.8%				$202,025,046
(Identified Cost $214,549,519)
Liabilities in Excess of Other Assets 2.2%				$4,456,992
Total Net Assets: 100.0%				$206,482,038
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 12/31/2022	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring March 2023	1,064	$214,175,303	$205,405,200	$(8,770,103)
		$214,175,303	$205,405,200	$(8,770,103)

*
Variable Rate Security; the rate shown is as of December 31, 2022.

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

(a)
All or a portion of this security is held as collateral for futures contracts.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Co.	1.650%	11/04/2026	250,000	$221,561
AON Corp.	3.750%	05/02/2029	180,000	166,615
AON PLC	4.750%	05/15/2045	70,000	60,298
Bank of America Corp. Senior Unsecured Notes	3.248%	10/21/2027	295,000	272,653
Essex Portfolio LP	3.000%	01/15/2030	225,000	190,226
Huntington Bankcshares	2.550%	02/04/2030	230,000	189,188
JPMorgan Chase & Co.	4.493%	03/24/2031	270,000	252,498
Keycorp	2.550%	10/01/2029	220,000	185,330
March McLennan Co.	4.375%	03/15/2029	205,000	198,149
Morgan Stanley	4.000%	07/23/2025	215,000	210,099
Truist Bank	2.250%	03/11/2030	315,000	254,342
U. S. Bancorp.	3.000%	07/30/2029	295,000	259,029
Wells Fargo Subordinated Notes	4.300%	07/22/2027	280,000	269,673
19.0% – Total Bank and Finance				$2,729,661
Ball Corp	2.875%	08/15/2030	170,000	135,680
Becton Dickinson & Co.	2.823%	05/20/2030	230,000	197,156
CVS Health Corp.	4.300%	03/25/2028	210,000	203,124
Dover Corp.	2.950%	11/04/2029	250,000	217,300
Emerson Electric	1.950%	10/15/2030	320,000	259,104
Enterprise Products Inc.	2.800%	01/31/2030	230,000	195,948
H.B. Fuller Co.	4.250%	10/15/2028	160,000	140,853
Kroger Co.	2.200%	05/01/2030	235,000	190,153
Lowe’s Co.	4.500%	04/15/2030	205,000	196,446
Mattel Inc.(a)	3.750%	04/01/2029	150,000	131,842
McDonald’s Corp.	3.600%	07/01/2030	180,000	165,150
Roper Technologies Inc.	2.950%	09/15/2029	240,000	208,144
SS&C Technologies Inc.(a)	5.500%	09/30/2027	150,000	141,210
Starbucks Corp.	2.250%	03/12/2030	235,000	195,214
Union Pacific Co.	3.950%	09/10/2028	210,000	201,955
Verizon Communications	4.016%	12/03/2029	280,000	262,039
Walt Disney Co.	3.800%	03/22/2030	210,000	195,444
Xylem	1.950%	01/30/2028	235,000	201,918
23.9% – Total Industrials				$3,438,680
Berkshire Hathaway Energy Company	3.250%	04/15/2028	220,000	203,854
Duke Energy Corp.	2.450%	06/01/2030	235,000	193,470
Eversource Energy	1.650%	08/15/2030	250,000	194,458
Georgia Power Co.	2.650%	09/15/2029	230,000	196,105
Interstate Power & Light Co.	4.100%	09/26/2028	210,000	199,903
MPLX LP	6.875%	Perpetual	140,000	138,518
National Rural Utilities Corp.	3.400%	02/07/2028	290,000	268,858
National Rural Utilities Corp.	4.300%	10/15/2028	220,000	204,103
Virginia Electric & Power Co.	3.500%	03/15/2027	215,000	203,655
Xcel Energy Inc.	3.400%	06/01/2030	220,000	196,228
13.9% – Total Utilities				$1,999,152
56.8% Total Corporate Bonds				$8,167,493
The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of December 31, 2022

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Bill	0.000%	03/09/2023	625,000	$620,193
Treasury Bond	2.000%	02/15/2050	260,000	172,616
Treasury Bond	2.375%	02/15/2042	785,000	599,789
Treasury Note	2.000%	08/15/2051	645,000	424,491
Treasury Note	2.500%	02/15/2045	390,000	294,572
Treasury Note	2.875%	05/15/2032	180,000	165,938
Treasury Note(b)	1.500%	11/30/2024	210,000	198,655
17.3% – Total United States Government Treasury Obligations				$2,476,254
United States Government Agency Obligations – Mortgage-backed Securities
FHLMC Pool ZS9278	4.000%	05/01/2037	367,750	357,825
FHLMC Series 4709 Class EA	3.000%	01/15/2046	225,681	212,375
FHLMC Series 5189 Class PG	2.500%	09/25/2051	357,253	319,672
FHLMC Series 5220 Class KC	3.500%	01/25/2046	414,437	397,786
FNMA Pool AL5491	4.000%	06/01/2034	337,097	328,495
FNMA Pool AU7025	3.000%	11/01/2043	384,664	348,349
FNMA Pool FM9469	4.000%	08/01/2039	237,666	231,317
FNMA Pool MA1222	4.000%	10/01/2032	381,435	370,983
FNMA Pool MA2895	3.000%	02/01/2047	458,532	411,544
FNMA Pool MA3071	4.000%	07/01/2037	405,501	392,818
23.5% – Total United States Government Agency Obligations – Mortgage-backed Securities				$3,371,164
Total Fixed Income Securities 97.6%				$14,014,911
(Identified Cost $15,979,051)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	6,500	161,135
Total Preferred Stocks 1.1%				$161,135
(Identified Cost $170,386)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			69,246	69,246
Total Cash Equivalents 0.5%				$69,246
(Identified Cost $69,246)
Total Portfolio Value 99.2%				$14,245,292
(Identified Cost $16,218,683)
Liabilities in Excess of Other Assets 0.8%				$113,115
Total Net Assets: 100.0%				$14,358,407
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 12/31/2022	Unrealized Appreciation (Depreciation)
United States Ultra Treasury Bond CBT expiring March 2023	6	712,900	709,686	(3,214)
		$712,900	$709,686	$(3,214)

**
Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

The accompanying notes are an integral part of these financial statements.

Johnson Core Plus Bond Fund	Portfolio of Investments as of December 31, 2022

(a)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. The total fair value of thesesecurities as of December 31, 2022 was $273,052, representing 2.35% of net assets.

(b)
All or a portion of this security is held as collateral for futures contracts.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
Assets:
Investment Securities at Fair Value*	$227,824,018	$231,884,689	$568,782,996
Cash	13,512	—	—
Interest Receivable	1,706,628	1,847,871	4,305,192
Fund Shares Sold Receivable	42,470	37,308	94,483
Receivable for Paydowns	234	333	334
Total Assets	$229,586,862	$233,770,201	$573,183,005
Liabilities:
Accrued Management Fee	$49,390	$51,454	$121,656
Fund Shares Redeemed Payable	60,109	43,752	178,554
Accrued Line of Credit Expense	—	11,083	—
Total Liabilities	$109,499	$106,289	$300,210
Net Assets	$229,477,363	$233,663,912	$572,882,795
Net Assets Consist of:
Paid in Capital	$248,034,159	$263,391,473	$671,678,578
Accumulated Losses	(18,556,796)	(29,727,561)	(98,795,783)
Net Assets	$229,477,363	$233,663,912	$572,882,795
Pricing of Class I Shares
Net assets applicable to Class I Shares	$229,470,433	$233,657,213	$569,858,440
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,028,132	16,390,272	40,211,908
Net Asset Value, Offering price and redemption price	$14.32	$14.26	$14.17
Pricing of Class F Shares
Net assets applicable to Class F Shares	$6,930	$6,699	$3,024,355
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	478	460	210,172
Net Asset Value, Offering price and redemption price	$14.49	$14.55	$14.39
*Identified Cost of Investment Securities	$242,164,179	$251,697,355	$645,570,404
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Assets and Liabilities
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund
Assets:
Investment Securities at Fair Value*	$202,025,046	$14,245,292
Cash	3,418,100	2,904
Interest Receivable	1,657,852	116,164
Fund Shares Sold Receivable	5,238	—
Total Assets	$207,106,236	$14,364,360
Liabilities:
Accrued Management Fee	$52,298	$5,575
Variation Margin Payable	571,900	378
Total Liabilities	$624,198	$5,953
Net Assets	$206,482,038	$14,358,407
Net Assets Consist of:
Paid in Capital	$283,898,648	$16,961,102
Accumulated Losses	(77,416,610)	(2,602,695)
Net Assets	$206,482,038	$14,358,407
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,725,011	1,134,265
Net Asset Value, Offering price and redemption price	$12.35	$12.66
*Identified Cost of Investment Securities	$214,549,519	$16,218,683

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund
	Year ended 12/31/2022	Year ended 12/31/2022	Year ended 12/31/2022
Investment Income:
Interest	$3,451,000	$5,922,123	$13,212,534
Dividends	16,500	103,854	181,530
Total Investment Income	$3,467,500	$6,025,977	$13,394,064
Expenses:
Gross Management Fee	$800,466	$811,108	$1,719,946
Distribution Fee	17	17	10,406
Interest Expense	—	11,083	—
Total Expenses	$800,483	$822,208	$1,730,352
Management Fee Waiver (Note #5)	(133,414)	(135,188)	(286,665)
Distribution Fee Waiver (Note #5)	(7)	(6)	(4,160)
Net Expenses	$667,062	$687,014	$1,439,527
Net Investment Income	$2,800,438	$5,338,963	$11,954,537
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(3,627,011)	$(9,646,154)	$(19,214,620)
Net Change in Unrealized Gain/(Loss) on Investments	(12,626,694)	(21,903,838)	(81,050,130)
Net Gain/(Loss) on Investments	$(16,253,705)	$(31,549,992)	$(100,264,750)
Net Change in Net Assets from Operations	$(13,453,267)	$(26,211,029)	$(88,310,213)
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Operations
	Johnson Enhanced Return Fund	Johnson Core Plus Bond Fund
	Year ended 12/31/2022	Year ended 12/31/2022
Investment Income:
Interest	$3,134,366	$374,470
Dividends	79,956	11,824
Total Investment Income	$3,214,322	$386,294
Expenses:
Management Fee	$860,433	$67,533
Fund Accounting	—	25,055
Pricing	—	17,380
Shareholder Servicing	—	15,097
Audit & Tax Fees	—	13,000
Registration	—	12,778
Filings	—	8,219
Trustee Fees	—	7,200
Other Expenses	3,416	5,534
Total Expenses	$863,849	$171,796
Fee Waiver (Note #5)	—	(104,225)
Net Expenses	$863,849	$67,571
Net Investment Income	$2,350,473	$318,723
Realized and Unrealized Gains/(Losses):
Net Realized Gain/(Loss) from Security Transactions	$(5,197,795)	$(388,563)
Net Realized Gain/(Loss) from Futures Contracts	(45,276,080)	(220,931)
Net Change in Unrealized Gain/(Loss) on Investments	(10,460,513)	(1,987,737)
Net Change in Unrealized Gain/(Loss) on Futures Contracts	(13,965,599)	5,553
Net Gain/(Loss) on Investments	$(74,899,987)	$(2,591,678)
Net Change in Net Assets from Operations	$(72,549,514)	$(2,272,955)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund
	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2022	Year ended 12/31/2021
Operations:
Net Investment Income	$2,800,438	$2,657,787	$5,338,963	$3,530,068	$11,954,537	$9,402,353
Net Realized Gain (Loss) from Security Transactions	(3,627,011)	873,088	(9,646,154)	789,992	(19,214,620)	(309,808)
Net Change in Unrealized Gain (Loss) on Investments	(12,626,694)	(6,681,692)	(21,903,838)	(8,191,414)	(81,050,130)	(21,051,353)
Net Change in Net Assets from Operations	$(13,453,267)	$(3,150,817)	$(26,211,029)	$(3,871,354)	$(88,310,213)	$(11,958,808)
Distributions to Shareholders (see Note 2):
From Class I	$(3,205,467)	$(3,213,191)	$(5,586,931)	$(4,358,445)	$(12,972,468)	$(10,702,031)
From Class F	(74)	(61)	(132)	(73)	(87,351)	(89,976)
Total Distributions to Shareholders	$(3,205,541)	$(3,213,252)	$(5,587,063)	$(4,358,518)	$(13,059,819)	$(10,792,007)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$33,124,435	$149,905,832	$100,013,627	$70,933,354	$156,618,484	$224,269,336
Net Asset Value of Shares Issued on Reinvestment of Dividends	1,170,546	1,568,872	2,466,260	1,666,934	9,837,264	8,085,254
Payments for Shares Redeemed	(135,485,750)	(124,888,404)	(91,743,251)	(29,260,870)	(136,712,628)	(128,870,532)
Net Increase/(Decrease) from Class I share capital transactions	(101,190,769)	26,586,300	10,736,636	43,339,418	29,743,120	103,484,058
From Class F
Proceeds from shares sold	—	—	—	—	2,845,544	7,167,548
Net Asset Value of Shares Issued on Reinvestment of Dividends	74	61	132	73	80,952	89,756
Payments for Shares Redeemed	—	—	—	—	(3,319,363)	(9,621,351)
Net Increase/(Decrease) from Class F share capital transactions	74	61	132	73	(392,867)	(2,364,047)
Net Change in Net Assets	$(117,849,503)	$20,222,292	$(21,061,324)	$35,109,619	$(72,019,779)	$78,369,196
Net Assets at Beginning of Year	$347,326,866	$327,104,574	$254,725,236	$219,615,617	$644,902,574	$566,533,378
Net Assets at End of Year	$229,477,363	$347,326,866	$233,663,912	$254,725,236	$572,882,795	$644,902,574
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2022

Statements of Changes in Net Assets
	Johnson Enhanced Return Fund		Johnson Core Plus Bond Fund
	Year ended 12/31/2022	Year ended 12/31/2021	Period ended 12/31/2022	Period ended 12/31/2021*
Operations:
Net Investment Income	$2,350,473	$1,966,128	$318,723	$30,565
Net Realized Gain (Loss) from Security Transactions	(5,197,795)	94,501	(388,563)	29,646
Net Realized Gain (Loss) from Futures Contracts	(45,276,080)	71,899,315	(220,931)	—
Net Change in Unrealized Gain (Loss) on Investments	(10,460,513)	(5,424,749)	(1,987,737)	14,346
Net Change in Unrealized (Loss) on Futures Contracts	(13,965,599)	2,254,977	5,553	(8,767)
Net Change in Net Assets from Operations	$(72,549,514)	$70,790,172	$(2,272,955)	$65,790
Distributions to Shareholders (see Note 2)	$(15,063,308)	$(95,802,143)	$(367,362)	$(28,168)
Capital Share Transactions:
Proceeds from shares sold	$20,528,636	$27,199,925	$1,126,671	$16,385,749
Net Asset Value of Shares Issued on Reinvestment of Dividends	14,970,444	95,512,983	367,362	28,168
Payments for Shares Redeemed	(64,297,348)	(36,093,377)	(916,246)	(30,602)
Net Increase/(Decrease) from capital transactions	(28,798,268)	86,619,531	577,787	16,383,315
Net Change in Net Assets	$(116,411,090)	$61,607,560	$(2,062,530)	$16,420,937
Net Assets at Beginning of Year	$322,893,128	$261,285,568	$16,420,937	$—
Net Assets at End of Year	$206,482,038	$322,893,128	$14,358,407	$16,420,937

*
Fund operations began November 17, 2021

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$15.15	$15.44	$15.12	$14.80	$14.96
Operations:
Net Investment Income	0.14	0.13	0.26	0.35	0.31
Net Realized and Unrealized Gains/(Losses) on Securities	(0.79)	(0.27)	0.33	0.33	(0.14)
Total Operations	$(0.65)	$(0.14)	$0.59	$0.68	$0.17
Distributions:
Net Investment Income	(0.18)	(0.15)	(0.27)	(0.36)	(0.33)
Return of Capital(a)	—	—	—	(0.00)	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.18)	$(0.15)	$(0.27)	$(0.36)	$(0.33)
Net Asset Value, end of year	$14.32	$15.15	$15.44	$15.12	$14.80
Total Return(b)	(4.29)%	(0.91)%	3.91%	4.65%	1.16%
Net Assets, end of year (millions)	$229.47	$347.32	$327.10	$164.80	$142.03
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	1.00%	0.76%	1.54%	2.30%	2.06%
Ratio of Net Investment Income to average net assets after Waiver	1.05%	0.81%	1.59%	2.35%	2.11%
Portfolio Turnover Rate	21.53%	58.31%	37.11%	48.01%	39.88%

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$15.33	$15.63	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.14	0.10	0.16	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	(0.82)	(0.27)	0.42	0.33	0.02
Total Operations	$(0.68)	$(0.17)	$0.58	$0.65	$0.20
Distributions:
Net Investment Income	(0.16)	(0.13)	(0.15)	(0.36)	(0.08)
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.16)	$(0.13)	$(0.15)	$(0.36)	$(0.08)
Net Asset Value, end of year	$14.49	$15.33	$15.63	$15.20	$14.91
Total Return(a)	(4.47)%	(1.09)%	3.82%	4.36%	1.37%
Net Assets, end of year (millions)	$0.007	$0.007	$0.007	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	0.75%	0.51%	1.33%	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	0.90%	0.66%	1.48%	2.13%	1.21%
Portfolio Turnover Rate	21.53%	58.31%	37.11%	48.01%	39.88%

*
Fund began operations on May 1, 2018

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$16.03	$16.60	$15.98	$15.27	$15.63
Operations:
Net Investment Income*	0.30	0.25	0.34	0.41	0.41
Net Realized and Unrealized Gains/(Losses) on Securities	(1.77)	(0.52)	0.80	0.73	(0.35)
Total Operations	$(1.47)	$(0.27)	$1.14	$1.14	$0.06
Distributions:
Net Investment Income	(0.30)	(0.26)	(0.35)	(0.42)	(0.42)
Net Realized Capital Gains	—	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.30)	$(0.30)	$(0.52)	$(0.43)	$(0.42)
Net Asset Value, end of year	$14.26	$16.03	$16.60	$15.98	$15.27
Total Return(a)	(9.18)%	(1.66)%	7.20%	7.53%	0.42%
Net Assets, end of year (millions)	$233.65	$254.72	$219.62	$153.73	$138.42
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	1.93%	1.45%	1.99%	2.57%	2.61%
Ratio of Net Investment Income to average net assets after Waiver	1.98%	1.50%	2.04%	2.62%	2.66%
Portfolio Turnover Rate	46.94%	32.34%	41.17%	32.83%	39.66%

*
Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$16.37	$16.84	$16.09	$15.39	$15.25
Operations:
Net Investment Income**	0.27	0.22	0.26	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	(1.80)	(0.53)	0.87	0.75	0.04
Total Operations	$(1.53)	$(0.31)	$1.13	$1.12	$0.26
Distributions:
Net Investment Income	(0.29)	(0.12)	(0.21)	(0.41)	(0.12)
Net Realized Capital Gains	—	(0.04)	(0.17)	(0.01)	—
Total Distributions	$(0.29)	$(0.16)	$(0.38)	$(0.42)	$(0.12)
Net Asset Value, end of year	$14.55	$16.37	$16.84	$16.09	$15.39
Total Return(a)	(9.32)%	(1.83)%	7.07%	7.35%	1.72%
Net Assets, end of year (millions)	$0.007	$0.007	$0.008	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.66%	1.20%	1.75%	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	1.81%	1.35%	1.90%	2.41%	1.46%
Portfolio Turnover Rate	46.94%	32.34%	41.17%	32.83%	39.66%

*
Fund began operations on May 1, 2018

**
Interest Expense had less than a 0.01% impact on the ratios of net investment income and expenses to average net assets.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$16.80	$17.45	$16.41	$15.49	$15.91
Operations:
Net Investment Income	0.32	0.26	0.34	0.43	0.40
Net Realized and Unrealized Gains/(Losses) on Securities	(2.61)	(0.62)	1.24	0.94	(0.40)
Total Operations	$(2.29)	$(0.36)	$1.58	$1.37	$(0.00)
Distributions:
Net Investment Income	(0.34)	(0.29)	(0.36)	(0.44)	(0.42)
Net Realized Capital Gains	—	—	(0.18)	(0.01)	—
Total Distributions	$(0.34)	$(0.29)	$(0.54)	$(0.45)	$(0.42)
Net Asset Value, end of year	$14.17	$16.80	$17.45	$16.41	$15.49
Total Return(a)	(13.70)%	(2.04)%	9.71%	8.94%	0.13%
Net Assets, end of year (millions)	$569.86	$640.68	$559.67	$261.28	$217.25
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	2.04%	1.46%	1.83%	2.59%	2.62%
Ratio of Net Investment Income to average net assets after Waiver	2.09%	1.51%	1.88%	2.64%	2.67%
Portfolio Turnover Rate	33.21%	42.67%	30.08%	28.83%	39.62%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Eight Months ended 12/31/2018*
Net Asset Value, beginning of period	$17.06	$17.61	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.32	0.33	0.26	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities	(2.66)	(0.71)	1.31	0.92	0.10
Total Operations	$(2.34)	$(0.38)	$1.57	$1.32	$0.33
Distributions:
Net Investment Income	(0.33)	(0.17)	(0.27)	(0.43)	(0.13)
Net Realized Capital Gains	—	—	(0.18)	(0.01)	—
Total Distributions	$(0.33)	$(0.17)	$(0.45)	$(0.44)	$(0.13)
Net Asset Value, end of year	$14.39	$17.06	$17.61	$16.49	$15.61
Total Return(a)	(13.81)%	(2.15)%	9.57%	8.56%	2.14%
Net Assets, end of year (millions)	$3.020	$4.222	$6.867	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.76%	1.19%	1.33%	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	1.91%	1.34%	1.48%	2.33%	1.44%
Portfolio Turnover Rate	33.21%	42.67%	30.08%	28.83%	39.62%

*
Fund began operations on May 1, 2018

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a portion of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Year Ended December 31
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$17.41	$19.12	$16.97	$14.21	$16.27
Operations:
Net Investment Income	0.14	0.16	0.21	0.37	0.35
Net Realized and Unrealized Gains/(Losses) on Securities	(4.25)	4.92	3.00	4.40	(1.32)
Total Operations	$(4.11)	$5.08	$3.21	$4.77	$(0.97)
Distributions:
Net Investment Income	(0.17)	(0.18)	(0.23)	(0.38)	(0.35)
Net Realized Capital Gains	(0.78)	(6.61)	(0.83)	(1.63)	(0.74)
Total Distributions	$(0.95)	$(6.79)	$(1.06)	$(2.01)	$(1.09)
Net Asset Value, end of year	$12.35	$17.41	$19.12	$16.97	$14.21
Total Return(a)	(23.56)%	26.51%	19.38%	33.80%	(6.06)%
Net Assets, end of year (millions)	$206.48	$322.89	$261.29	$183.93	$125.93
Ratios/supplemental data
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	0.96%	0.65%	1.27%	2.21%	2.00%
Portfolio Turnover Rate	42.99%	40.89%	96.76%	46.04%	73.00%

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	Johnson Core Plus Bond Fund

Selected Data for a Share Outstanding Throughout each Period:
	Year ended 12/31/2022	Period ended 12/31/2021*
Net Asset Value, beginning of period	$15.04	$15.00
Operations:
Net Investment Income	0.29	0.03
Net Realized and Unrealized Gains/(Losses) on Securities	(2.34)	0.04
Total Operations	$(2.05)	$0.07
Distributions:
Net Investment Income	(0.33)	(0.03)
Net Realized Capital Gains	—	—
Total Distributions	$(0.33)	$(0.03)
Net Asset Value, end of year	$12.66	$15.04
Total Return(a)	(13.71)%	0.44%(c)
Net Assets, end of year (millions)	$14.36	$16.42
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	1.14%	0.55%(d)
Ratio of expenses to average net assets after Waiver	0.45%	0.45%(d)
Ratio of Net Investment Income to average net assets before Waiver	1.43%	1.55%(d)
Ratio of Net Investment Income to average net assets after Waiver	2.12%	1.65%(d)
Portfolio Turnover Rate	42.09%	69.02%(c)

*
Fund began operations on November 17, 2021

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2022 and 2021, the Adviser waived a portion of the fees — See Note #5.

(c)
Not annualized — this is for the period November 17, 2021 to December 31, 2021

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

1)      Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”), Johnson Enhanced Return Fund and the Johnson Core Plus Bond Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. The Johnson Core Plus Bond Fund began offering shares publicly on November 17, 2021. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The Bond Funds also have an additional share class, Class F shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15% (see Note 5).
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle. The investment objective of the Johnson Core Plus Bond Fund is to maximize total return over the long term consistent with the preservation of capital.
2)      Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2022 was $244,006,717. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Loss on futures contracts, as of December 31, 2022, was $8,770,103. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of December 31, 2022, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $12,934,019. The net variation margin payable on futures contracts as of December 31, 2022 was $571,900.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

2)      Summary of Significant Accounting Policies, continued

The Core Plus Bond Fund may enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. As of December 31, 2022, the Core Plus Fund held contracts of U.S. Treasury Ultra Treasury Bond CBT. Average daily notional value for the contracts held in the Core Plus Fund for the year ended December 31, 2022 was $600,649. As of December 31, 2022, Wells Fargo Services holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $33,138. The net variation margin payable on these futures contracts as of December 31, 2022 was $378.
Offsetting Assets and Liabilities:
The Enhanced Return Fund and the Core Plus Bond Fund have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2022, the Funds each have only one position and the variation margin applicable to each of those positions is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2022.
Liabilities:
Description	Gross amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments*	Cash Collateral Pledged/ Received
Futures Contracts	$(571,900)	$—	$(571,900)	$571,900	$—	$—
Total	$(571,900)	$—	$(571,900)	$571,900	$—	$—

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives or to the earliest call date of the respective securities, in accordance with GAAP. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

2)      Summary of Significant Accounting Policies, continued

Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return and Core Plus Bond Fund) plus undistributed amounts from prior years.
The following information is computed for each item as of December 31 2022:
	Short Duration	Intermediate	Core	Enhanced Return	Core Plus
Cost of Portfolio Investments	242,289,216	251,774,889	645,761,627	214,760,598	16,218,683
Gross unrealized appreciation	43,599	404,893	466,389	8,822,875	20,709
Gross unrealized depreciation	(14,508,797)	(20,295,093)	(77,445,020)	(21,558,427)	(1,994,100)
Net unrealized depreciation	(14,465,198)	(19,890,200)	(76,978,631)	(12,735,552)	(1,973,391)
Undistributed ordinary income	58,696	58,896	87,136	87,800	2,511
Other accumulated gains/(losses)	(4,150,294)	(9,896,257)	(21,904,287)	(64,768,858)	(631,815)
Accumulated Earnings	(18,556,796)	(29,727,561)	(98,795,782)	(77,416,610)	(2,602,695)
The difference between the federal income tax cost and the financial statement cost of Funds' portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. The timing differences are temporary in nature and are due to the tax deferral of losses on amortization of bonds, mark to market on futures contracts and wash sales.
As of December 31, 2022, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	2,417,814	1,732,480	4,150,294
Intermediate	5,793,226	4,103,031	9,896,257
Core	6,900,901	15,003,386	21,904,287
Enhanced	38,721,216	26,047,642	64,768,858
Core Plus	149,414	482,401	631,815
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

2)      Summary of Significant Accounting Policies, continued

directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a monthly basis for the Bond Funds and Core Plus Fund, and on a calendar quarter basis for the Enhanced Return Fund. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
For the year ended December 31, 2022, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	7,866	(7,866)
Reasons for the reclassification of components of net assets are attributable to the reversal of return of capital from prior year.
The tax character of the distributions paid for the years or period ended December 31, 2021 and December 31, 2022 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2021	3,205,386	—	3,205,386	7,866	3,213,252
	2022	3,205,541	—	3,205,541	—	3,205,541
Intermediate Bond Fund	2021	3,799,525	558,993	4,358,518	—	4,358,518
	2022	5,587,063	—	5,587,063	—	5,587,063
Core Bond Fund	2021	10,791,123	884	10,792,007	—	10,792,007
	2022	13,059,819	—	13,059,819	—	13,059,819
Enhanced Return Fund	2021	40,209,967	55,592,176	95,802,143	—	95,802,143
	2022	7,515,155	7,548,153	15,063,308	—	15,063,308
Core Plus Fund	2021	28,168	—	28,168	—	28,168
	2022	367,362	—	367,362	—	367,362

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)      Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Board has assigned the Adviser as their Valuation Designee to consider all appropriate factors relevant to the value of securities, in accordance with the Trust's valuation policies and fair value determinations. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)      Security Valuation and Transactions, continued

accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
The Funds utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads,

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)      Security Valuation and Transactions, continued

fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2022:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$151,795,400	$—	$151,795,400
Certificates of Deposit	—	247,279	—	247,279
U.S. Treasury Obligations	—	19,938,968	—	19,938,968
U.S. Agency Obligations	—	19,489,415	—	19,489,415
U.S. Agency Obligations – Mortgage-Backed	—	26,709,409	—	26,709,409
Taxable Municipal Bonds	—	9,503,836	—	9,503,836
Cash Equivalents	139,711	—	—	139,711
Total	$139,711	$227,684,307	$—	$227,824,018

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

3)      Security Valuation and Transactions, continued

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$120,863,697	$—	$120,863,697
U.S. Treasury Obligations	—	74,218,494	—	74,218,494
U.S. Agency Obligations	—	6,916,276	—	6,916,276
U.S. Agency Obligations – Mortgage-Backed	—	21,705,139	—	21,705,139
Taxable Municipal Bonds	—	4,684,965	—	4,684,965
Preferred Stocks	1,484,673	—	—	1,484,673
Cash Equivalents	2,011,445	—	—	2,011,445
Total	$3,496,118	$228,388,571	$—	$231,884,689
Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$291,293,074	$—	$291,293,074
U.S. Treasury Obligations	—	185,536,966	—	185,536,966
U.S. Agency Obligations – Mortgage-Backed	—	82,036,900	—	82,036,900
Taxable Municipal Bonds	—	6,602,666	—	6,602,666
Preferred Stocks	2,057,570	—	—	2,057,570
Cash Equivalents	1,255,820	—	—	1,255,820
Total	$3,313,390	$565,469,606	$—	$568,782,996
Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$132,995,931	$—	$132,995,931
U.S. Treasury Obligations	—	22,591,422	—	22,591,422
U.S. Agency Obligations	—	13,560,891	—	13,560,891
U.S. Agency Obligations – Mortgage-Backed	—	28,477,055	—	28,477,055
Taxable Municipal Bonds	—	3,823,819	—	3,823,819
Cash Equivalents	575,928	—	—	575,928
Sub-Total	$575,928	$201,449,118	$—	$202,025,046
Other Financial Instruments**	(8,770,103)	—	—	(8,770,103)
Total	$(8,194,175)	$201,449,118	$—	$193,254,943
Core Plus Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$8,167,493	$—	$8,167,493
U.S. Treasury Obligations	—	2,476,254	—	2,476,254
U.S. Agency Obligations – Mortgage-Backed	—	3,371,164	—	3,371,164
Preferred Stocks	161,135	—	—	161,135
Cash Equivalents	69,246	—	—	69,246
Sub-Total	$230,381	$14,014,911	$—	$14,245,292
Other Financial Instruments**	(3,214)	—	—	(3,214)
Total	$227,167	$14,014,911	$—	$14,242,078

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)      Portfolio Risks:
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As of December 31, 2022, the

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

4)      Portfolio Risks, continued

Overnight and 12-Month USD LIBOR settings will continue to report daily rates through June 30, 2023. Management expects the bonds currently held by the Funds using the LIBOR rate to set the variable rates for the bonds to be sold or mature prior to this date. In the event that a bond may still be held as of this final date, it appears that either the bond will switch over to SOFR (Secured Overnight Financing Rate — a replacement for LIBOR), or the bond will lock in the last known coupon and become a fixed rate bond. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Currently, the Funds have securities (less than 1% of holdings) using LIBOR as a basis for their variable rates.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.
5)      Investment Advisory Agreement and 12b-1 Fees:
As of December 31, 2022, the Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund, each receive investment management and advisory services from the Adviser under management agreements that provide for fees to be paid monthly at an annual rate of 0.30%, 0.30%, 0.30% and 0.35%, respectively, for each of the Fund’s average daily net assets, subject to any waivers defined below. The investment advisory agreements provide that the Adviser will pay all of the Funds operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees, and extraordinary expenses. The Short Duration, Intermediate and Core Bond Funds F share classes also incur 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
Effective May 1, 2022, the Adviser has agreed to waive a part of the management fee for the Short Duration, Intermediate and Core Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period. In addition, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2023. These waivers are not subject to recoupment.
As of December 31, 2022, the Johnson Core Plus Bond Fund receives investment management and advisory services from the Adviser under a management agreement that provide for fees to be paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.
For the Core Plus Bond Fund, the Adviser has contractually agreed to waive management fees and/or to reimburse expenses to limit Fund expenses, at least until April 30, 2023, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund will not exceed 0.45% of the Fund’s average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. The Adviser does not intend to recoup these waived amounts. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

5)      Investment Advisory Agreement and 12b-1 Fees, continued

As of December 31, 2022, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Core Plus Fund was $116,572. The Adviser may recapture a portion of the above amount no later than the dates as stated below:
Fund:	Expires 12/31/24	Expires 12/31/25	Total
Core Plus Bond Fund	$12,347	$104,225	$116,572
6)      Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $72,000 for the year ended December 31, 2022, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, Johnson Enhanced Return Fund and Johnson Core Plus Bond Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2022, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Covenant Trust Company	45.79%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	36.77%
National Financial Services	27.51%
Client accounts managed by the Advisor and held by Charles Schwab & Co	33.01%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	33.96%
Core Bond Fund (Class F Shares):
LPL Financial Group	92.02%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	98.10%
Core Plus Bond Fund: Client accounts managed by the Advisor and held by Charles Schwab & Co	99.98%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

7)      Purchases and Sales of Securities:
For the year ended December 31, 2022, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$24,183,219	$82,576,500	$30,353,398	$60,674,552
Intermediate Bond Fund	62,845,348	54,951,162	72,749,010	68,662,005
Core Bond Fund	55,851,336	97,875,814	159,122,385	91,536,088
Enhanced Return Fund	20,362,275	92,807,243	74,745,149	99,263,641
Core Plus Bond Fund	3,962,273	3,192,553	2,057,996	2,979,938
8)      Capital Share Transactions:
As of December 31, 2022, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2022	Year ended 12/31/2021
Issued	2,260,082	9,780,042	0	0
Reinvested	80,605	102,496	5	4
Redeemed	(9,243,938)	(8,134,538)	0	0
Change in shares outstanding	(6,903,251)	1,748,000	5	4
Shares outstanding, beginning of year	22,931,383	21,183,383	473	469
Shares outstanding, end of year	16,028,132	22,931,383	478	473
	Intermediate Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2022	Year ended 12/31/2021
Issued	6,600,967	4,357,931	0	0
Reinvested	168,372	102,798	9	4
Redeemed	(6,271,324)	(1,795,095)	0	0
Change in shares outstanding	498,015	2,665,634	9	4
Shares outstanding, beginning of year	15,892,257	13,226,623	451	447
Shares outstanding, end of year	16,390,272	15,892,257	460	451

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

8)      Capital Share Transactions, continued

	Core Bond Fund
	Class I Shares		Class F Shares
	Year ended 12/31/2022	Year ended 12/31/2021	Year ended 12/31/2022	Year ended 12/31/2021
Issued	10,511,107	13,186,206	175,932	417,147
Reinvested	663,377	477,422	5,355	5,241
Redeemed	(9,097,881)	(7,608,542)	(218,589)	(564,819)
Change in shares outstanding	2,076,603	6,055,086	(37,302)	(142,431)
Shares outstanding, beginning of year	38,135,305	32,080,219	247,474	389,905
Shares outstanding, end of year	40,211,908	38,135,305	210,172	247,474
	Enhanced Return Fund
	Year ended 12/31/2022	Year ended 12/31/2021
Issued	1,416,102	1,292,949
Reinvested	1,210,951	5,443,728
Redeemed	(4,451,944)	(1,849,266)
Change in shares outstanding	(1,824,891)	4,887,411
Shares outstanding, beginning of year	18,549,902	13,662,491
Shares outstanding, end of year	16,725,011	18,549,902
	Core Plus Bond Fund
	Year ended 12/31/2022	Period Ended* 12/31/2021
Issued	82,986	1,092,101
Reinvested	27,848	1,879
Redeemed	(68,506)	(2,043)
Change in shares outstanding	42,328	1,091,937
Shares outstanding, beginning of year	1,091,937	0
Shares outstanding, end of year	1,134,265	1,091,937

*
Fund began operations November 17, 2021

9)      Borrowings:
The Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund, Enhanced Return Fund, and Core Plus Bond Fund each has an unsecured line of credit through April 29, 2023 with U.S. Bank National Association, up to 33.3% of its net assets, with a total maximum borrowing limit of  $60,000,000 for the Trust.
Borrowings under the agreement bear interest at the Prime lending rate. During the year ended December 31, 2022, the Intermediate Bond Fund borrowed from the line for four (4) calendar days, in the amount of  $17,000,000 for 3 days, and $6,000,000 for 1 day. There were no borrowings for any of the other Funds at any time during the year.
10)      Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS	December 31, 2022

11)      Indemnification:
In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
12)    Subsequent Events:
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

DISCLOSURE OF EXPENSES (Unaudited)	December 31, 2022

Shareholders of the Short Duration Bond, Intermediate Bond, Core Bond, Enhanced Return, and Core Plus Bond Funds (the “Funds”) incur ongoing operating expenses consisting of management fees, and for the Core Plus Bond Fund, additional operational and administrative fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on June 30, 2022 and held through December 31, 2022.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
Short Duration Bond Fund	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period* July 1, 2022 – December 31, 2022
Class I – Actual Fund Return	$1,000.00	$1,001.45	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$999.73	$2.02
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Intermediate Bond Fund
Class I – Actual Fund Return	$1,000.00	$996.93	$1.26
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$992.01	$2.01
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Core Bond Fund
Class I – Actual Fund Return	$1,000.00	$981.12	$1.25
Class I – Hypothetical Return	$1,000.00	$1,023.95	$1.29
Class F – Actual Fund Return	$1,000.00	$979.68	$2.00
Class F – Hypothetical Return	$1,000.00	$1,023.19	$2.06
Enhanced Return Fund
Actual Fund Return	$1,000.00	$1,004.61	$1.77
Hypothetical Return	$1,000.00	$1,023.44	$1.81
Core Plus Bond Fund
Actual Fund Return	$1,000.00	$985.38	$1.75
Hypothetical Return	$1,000.00	$1,022.94	$2.32

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.25% (I shares), and 0.40% (F shares); for the Enhanced Return Fund, the expense ratio is 0.35%; and for the Core Plus Bond Fund the expense ratio is 0.45%.

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program (Unaudited)

The Johnson Mutual Funds Trust (“Trust”) has established a liquidity risk management program (the “Program”) to manage the portfolio liquidity risk for each fund in the Trust (each a “Fund”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (“the Rule”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of compliance personnel and portfolio managers of the Adviser. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program is designed to enable the Funds to assess and manage their liquidity risk in compliance with the requirements of the Rule. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
The Board met on November 30, 2022 to review the liquidity risk management program applicable to each Fund. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation. The Committee reported during the meeting that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Committee concluded that based on the operation of the functions of the Program is operating as intended and is effective in implementing the requirements of the Rule.

ADDITIONAL INFORMATION	December 31, 2022

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year at www.johnsonmutualfunds.com or on Form N-PORT. The Funds’ holdings are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) by visiting www.johnsonmutualfunds.com; or (3) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds listed below, each a series of Johnson Mutual Funds Trust (the “Funds”), as of December 31, 2022, and the related statements of operations, changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
Johnson Core Plus Bond Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from November 17, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2004
COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED*	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Timothy E. Johnson (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	10	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (80) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (80) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company; Purchases Director, Global Baby Care	10	None
James J. Berrens (57) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health Services: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	10	None
Dr. Jeri B. Ricketts (65) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	10	None

TRUSTEES AND OFFICERS (Unaudited)

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED*	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
OFFICERS
Jason O. Jackman (51) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Marc E. Figgins (58) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (51) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

*
Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until their resignation, removal, or retirement. Trustees have an indefinite term limit. Each Officer is elected by the Trustees for a 1-year term to serve the Trust or until their resignation, removal, or retirement.

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, the code of ethics was amended, to better define Expert Networks and the use thereof, attached herewith.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2021	$71,700.00
FY 2022	$72,000.00

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2021	$0.00	$0.00
FY 2022	$0.00	$0.00

(c)	Tax Fees

	Registrant	Adviser
FY 2021	$27,000.00	$0.00
FY 2022	$27,000.00	$0.00

Nature of the services:      The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser
FY 2021	$0.00	$0.00
FY 2022	$0.00	$0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$27,000.00	$0.00
FY 2022	$27,000.00	$0.00

(h)           Not applicable.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant's disclosure controls and procedures as of December 15, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Revised code of ethics is filed herewith.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Jason O. Jackman
Jason O. Jackman, President
Date March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason O. Jackman
Jason O. Jackman, President
Date March 9, 2023

By:	/s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 9, 2023